UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07156

Name of Fund:  BlackRock MuniYield Investment Quality Fund (MFT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

                Investment Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 – Report to Stockholders

JULY 31, 2016

ANNUAL REPORT

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the Fed that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the U.K.’s decision to leave the European Union), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended July 31, 2016, municipal bond funds garnered net inflows of approximately $49 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $386 billion (though lower than the $417 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 59%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2016
6 months: 3.27%
12 months: 7.06%

A Closer Look at Yields

From July 31, 2015 to July 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 100 basis points (“bps”) from 3.12% to 2.12%, while 10-year rates fell by 79 bps from 2.19% to 1.40% and 5-year rates decreased 46 bps from 1.30% to 0.84% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 90 bps and the spread between 2- and 10-year maturities flattening by 69 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”), (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	5

Fund Summary as of July 31, 2016	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2016 ($16.28)[1]	4.53%
Tax Equivalent Yield[2]	9.23%
Current Monthly Distribution per Common Share[3]	$0.0615
Current Annualized Distribution per Common Share[3]	$0.7380
Economic Leverage as of July 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUC[1,2]	20.08%	10.20%
Lipper California Municipal Debt Funds[3]	22.31%	11.51%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

California municipal bonds outperformed the broader national tax-exempt market as a result of the state’s sound financial condition, robust employment growth and rising personal income. California municipals were also boosted by the favorable balance of supply and demand in the market, as the state’s high tax burden fueled investors’ appetite for tax-exempt investments.

•

The Fund’s yield curve and duration positioning both had a positive impact on performance. (Duration is a measure of interest rate sensitivity.) Positions in the tax-backed (local), school districts, health care and utilities sectors provided the largest sector contribution to returns. Positions in zero-coupon bonds, which were purchased during the course of the period, also contributed to performance due to their longer duration profile and relatively higher yields.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

•

The use of leverage helped augment returns at a time of strong market performance. However, leverage had less of an impact in the second half of the period since the Fed’s interest rate increase in December 2015 increased the costs of short-term financing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.28	$14.28	14.01%	$16.34	$14.02
Net Asset Value	$16.51	$15.78	4.63%	$16.72	$15.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
County/City/Special District/School District	40%	40%
Utilities	19	24
Transportation	15	12
Health	14	12
Education	5	6
State	5	6
Corporate	2	—

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	16%	15%
AA/Aa	73	75
A	8	10
BBB/Baa	1	—
N/R	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	1%
2017	10
2018	12
2019	15
2020	5

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	7

Fund Summary as of July 31, 2016	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2016 ($16.12)[1]	5.02%
Tax Equivalent Yield[2]	9.74%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of July 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUJ[1,2]	26.20%	12.39%
Lipper New Jersey Municipal Debt Funds[3]	21.92%	11.82%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.
[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall). The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. New Jersey municipal bonds performed particularly well as a result of the highly favorable supply-and-demand profile in the state’s market.

•

At a time of falling yields, the Fund’s positions in longer-duration and longer-dated bonds generally provided the largest absolute returns. (Duration is a measure of interest-rate sensitivity.) The Fund’s positions in the tax-backed (state and local), transportation education and health care sectors made positive contributions to performance. The Fund’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, also aided returns.

•

Lower-rated bonds within the investment grade category outperformed during the period. In addition to offering higher incremental yield, the market segment benefited from a tightening of yield spreads that was fueled in part by investors’ elevated appetite for risk. In this environment, the Fund’s exposure to these higher-yielding bonds was a positive contributor to performance.

•	Leverage amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Fund utilized a mix of U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance at a time in which the Treasury market finished with positive returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.12	$13.55	18.97%	$16.48	$13.17
Net Asset Value	$16.55	$15.62	5.95%	$16.75	$15.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Transportation	24%	22%
Education	21	22
State	20	21
County/City/Special District/School District	15	15
Health	11	11
Housing	4	4
Utilities	3	3
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	—	8%
AA/Aa	57%	50
A	35	35
BBB/Baa	8	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	4%
2017	6
2018	8
2019	4
2020	9

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	9

Fund Summary as of July 31, 2016	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2016 ($16.09)[1]	5.30%
Tax Equivalent Yield[2]	9.36%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of July 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MFT[1,2]	27.63%	10.31%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.89%	11.98%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The Fund was helped by its exposure to the long end of the yield curve, where performance was strongest. Leverage helped augment returns in this portion of the portfolio, as well. However, leverage had less of an impact in the second half of the period due to the Fed’s interest rate increase in December 2015.

•

Holdings in AA and A rated securities, including investments in transportation and utilities sectors, aided performance. Positions in the tax-backed (state) and tax-backed (local) sectors were also additive.

•

The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.09	$13.37	20.34%	$16.17	$13.08
Net Asset Value	$15.55	$14.95	4.01%	$15.72	$14.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Transportation	40%	37%
Utilities	19	19
County/City/Special District/School District	15	18
Health	10	11
State	9	9
Education	3	2
Housing	2	2
Tobacco	1	—
Corporate	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	6%	7%
AA/Aa	62	61
A	25	26
BBB/Baa	7	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	1%
2017	1
2018	10
2019	25
2020	4

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	11

Fund Summary as of July 31, 2016	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On April 30, 2015, the Boards of the Fund and BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”) approved the reorganization of MYM with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on August 6, 2015, the requisite shareholders of the Fund and MYM approved the reorganization, which was effective on September 14, 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2016 ($15.38)[1]	4.99%
Tax Equivalent Yield[2]	9.21%
Current Monthly Distribution per Common Share[3]	$0.064
Current Annualized Distribution per Common Share[3]	$0.768
Economic Leverage as of July 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MIY[1,2]	23.28%	11.99%
Lipper Other States Municipal Debt Funds[3]	20.84%	10.74%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

Michigan’s municipal bond market provided a strong total return and performed in line with the major national indices. The state continued to have many areas affected by fiscal stress, highlighted by the Detroit Public School system. Overall, however, Michigan’s muni market was well supported by the state’s improving economy and the healthy demand for tax-exempt investments.

•

The Fund’s duration exposure made the largest contribution to absolute performance. (Duration is a measure of interest-rate sensitivity.) The municipal yield curve flatted aggressively in the second half of the reporting period, indicating outperformance for longer-term bonds. In this environment, the Fund’s exposure to the long end of the curve benefited performance. Additionally, the Fund’s return was helped by its allocation to the education and utilities sectors. The use of leverage helped augment returns at a time of strong market performance.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$15.38	$13.22	16.34%	$15.65	$12.95
Net Asset Value	$16.36	$15.48	5.68%	$16.57	$15.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Health	25%	21%
Education	23	22
County/City/Special District/School District	19	16
Utilities	10	10
State	9	14
Transportation	7	9
Housing	4	5
Corporate	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	3%	1%
AA/Aa	69	73
A	26	23
BBB/Baa	1	2
N/R	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	3%
2017	7
2018	12
2019	5
2020	5

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	13

Fund Summary as of July 31, 2016	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2016 ($16.07)[1]	4.65%
Tax Equivalent Yield[2]	8.48%
Current Monthly Distribution per Common Share[3]	$0.0623
Current Annualized Distribution per Common Share[3]	$0.7476
Economic Leverage as of July 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MPA[1,2]	25.87%	12.38%
Lipper Pennsylvania Municipal Debt Funds[3]	24.15%	10.52%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall). The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

Yield spreads widened in Pennsylvania’s municipal bond market after the commonwealth went without a budget for nine months into its 2016 fiscal year. However, a further budget battle was avoided when Governor Tom Wolf signed a $31.5 billion budget for fiscal 2017. The rating agency Standard & Poor’s subsequently removed the commonwealth from credit watch status and affirmed its AA-minus rating. These developments led to a recovery in Pennsylvania’s bond market in the latter part of the period.

•

The Fund’s allocations to the health care and transportation sectors provided the largest contribution to returns. Positions in zero-coupon bonds also contributed to performance due to their longer duration profile and relatively higher yields. (Duration is a measure of interest-rate sensitivity.)

•

The use of leverage helped augment returns at a time of strong market performance. However, leverage had less of an impact in the second half of the period since the Fed’s interest rate increase in December 2015 increased the costs of short-term financing.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.07	$13.50	19.04%	$16.23	$13.33
Net Asset Value	$16.76	$15.77	6.28%	$16.97	$15.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Education	20%	15%
Health	20	20
County/City/Special District/School District	20	19
State	13	14
Transportation	12	12
Housing	7	5
Utilities	6	7
Corporate	2	8

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	1%	1%
AA/Aa	62	65
A	23	23
BBB/Baa	6	9
BB/Ba	2	—
N/R2	6	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	2%
2017	5
2018	10
2019	11
2020	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	15

Schedule of Investments July 31, 2016	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 104.4%
Corporate — 2.6%
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc., AMT:
Series A-1, 3.38%, 7/01/25	$5,000	$5,448,550
Series B-1, 3.00%, 11/01/25	9,000	9,531,630
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	2,435	2,760,730

		17,740,910
County/City/Special District/School District — 34.1%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/21 (a)	9,120	11,313,815
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/35	5,000	5,679,250
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	3,959,200
County of Los Angeles Public Works Financing Authority, Refunding RB, Series D:
4.00%, 12/01/40	1,000	1,108,390
5.00%, 12/01/45	1,430	1,744,714
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/19 (a)	2,500	2,773,700
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	12,361,800
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,665	3,250,927
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	4,000	4,395,920
Culver City Redevelopment Finance Authority California, Refunding, Tax Allocation Bonds, Series A (AGM), 5.60%, 11/01/25	3,750	3,765,600
Denair CA Unified School District, GO, Election of 2007, 0.00%, 8/01/41 (b)	4,260	1,780,212
Fremont Union High School District, GO, Refunding, 4.00%, 8/01/40	2,500	2,793,625
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,707,250
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,582,061
5.75%, 8/01/35	8,400	10,073,448
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 0.94%, 5/01/17 (c)	5,000	4,998,600
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (a)	2,000	2,514,600

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Imperial Irrigation District, Series A, Electric System Revenue, 5.13%, 11/01/18 (a)	$8,000	$8,814,160
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	7,129,577
5.75%, 11/01/34	12,085	15,518,469
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement, Series E, 5.25%, 8/01/39	3,700	4,514,851
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,660,560
Merced Union High School District, GO, CAB, Refunding (AGM) (b):
0.00%, 8/01/40	3,800	1,371,002
0.00%, 8/01/42	4,125	1,334,974
Mount San Jacinto Community College District, GO, Series A, 5.00%, 8/01/35	3,565	4,409,263
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	11,421,000
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,441,150
Rio Elementary School District, GO, Series A, 5.25%, 8/01/40	5,865	7,216,824
Riverside Community College District Foundation, GO, Election of 2004 (a):
Series C (AGM), 5.00%, 8/01/17	8,750	9,150,663
Series C (NPFGC), 5.00%, 8/01/17	8,910	9,317,989
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/19 (a)	905	1,015,075
San Diego Unified School District, GO, CAB, Series C (b):
0.00%, 7/01/47	1,000	360,590
Election of 2008, 0.00%, 7/01/42	3,605	1,555,053
Election of 2008, 0.00%, 7/01/43	1,310	545,602
Election of 2008, 0.00%, 7/01/45	1,575	611,163
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,560	2,571,366
5.75%, 5/01/42	4,500	5,371,515
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/39	5,800	6,902,754
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	2,101,319
5.00%, 10/01/33	1,125	1,386,371

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	ERB	Education Revenue Bonds	RB	Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	GAB	Grant Anticipation Bonds	S/F	Single-Family
AMBAC	American Municipal Bond Assurance Corp.	GARB	General Airport Revenue Bonds	AMT	Alternative Minimum Tax (subject to)
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	ARB	Airport Revenue Bonds
ARB	Airport Revenue Bonds	HDA	Housing Development Authority	BAM	Build America Mutual Assurance Co.
BAM	Build America Mutual Assurance Co.	HFA	Housing Finance Agency	CAB	Capital Appreciation Bonds
BARB	Building Aid Revenue Bonds	IDA	Industrial Development Authority	GO	General Obligation Bonds
BHAC	Berkshire Hathaway Assurance Corp.	IDB	Industrial Development Board	HFA	Housing Finance Agency
CAB	Capital Appreciation Bonds	ISD	Independent School District	IDA	Industrial Development Authority
COP	Certificates of Participation	LRB	Lease Revenue Bonds	M/F	Multi-Family
DFA	Development Finance Agency	M/F	Multi-Family	NPFGC	National Public Finance Guarantee Corp.
EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.	RB	Revenue Bonds
EDC	Economic Development Corp.	Q-SBLF	Qualified School Bond Loan Fund

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/19 (a)	$5,635	$6,516,709
Sweetwater Union High School District, GO, Refunding, 4.00%, 8/01/42	5,000	5,568,350
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	5,390	6,429,138
Election of 2010, Series B, 5.50%, 8/01/39	3,195	3,957,934
Election of 2012, Series A, 5.50%, 8/01/39	2,500	3,096,975
Yuba Community College District, GO, Election of 2006, Series C, 0.00%, 8/01/38 (b)	5,150	2,622,741

		230,716,249
Education — 2.6%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,318,810
University of California, Refunding RB:
Series AO, 5.00%, 5/15/40	5,430	6,644,365
Series AR, 5.00%, 5/15/41	2,360	2,941,669
Series AR, 5.00%, 5/15/46	3,600	4,480,092

		17,384,936
Health — 13.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	6,305	7,313,232
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	9,351,680
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,717,162
Sutter Health, Series A, 5.00%, 11/15/41	2,275	2,788,445
Sutter Health, Series A, 5.25%, 11/15/46	7,500	7,607,550
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,551,049
California Health Facilities Financing Authority, Refunding RB:
Dignity Health, Series A, 6.00%, 7/01/34	3,700	4,245,306
Lucile Salter Packard Children’s Hospital at Stanford, Series B, 5.00%, 8/15/55	4,500	5,462,100
Providence Health and Services, Series A, 5.00%, 10/01/38	10,970	13,146,777
St. Joseph Health System, Series A, 5.00%, 7/01/37	10,000	11,887,500
California Statewide Communities Development Authority, Refunding RB:
CHF Irvine LLC, 5.00%, 5/15/40	750	907,620
John Muir Health, Series A, 4.00%, 8/15/51	3,375	3,661,774
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,500,675
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	7,242,701
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	2,026,099

		94,409,670
State — 7.4%
State of California, GO:
Refunding, Veterans Bond, 4.00%, 12/01/40	4,000	4,500,280
Various Purposes, 6.00%, 3/01/33	5,000	5,900,450
Various Purposes, 6.00%, 4/01/38	27,765	31,524,936
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,226,959
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,540,230

Municipal Bonds	Par (000)	Value
California (continued)
State (continued)
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	$1,205	$1,482,536

		50,175,391
Transportation — 21.2%
Alameda Corridor Transportation Authority, Refunding RB, Series B:
2nd Subordinate Lien, 5.00%, 10/01/36	2,035	2,473,074
2nd Subordinate Lien, 5.00%, 10/01/37	1,395	1,693,907
4.00%, 10/01/37	1,125	1,245,847
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	9,650	11,034,775
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,442,500
2nd Series 34E (AGM), 5.75%, 5/01/22	4,950	5,392,629
2nd Series A, 5.00%, 5/01/29	6,435	7,622,965
City of Los Angeles California Department of Airports, ARB:
AMT, Senior Series A, 5.00%, 5/15/40	3,830	4,551,649
AMT, Series D, 5.00%, 5/15/35	2,000	2,401,220
AMT, Series D, 5.00%, 5/15/36	1,500	1,795,665
Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	3,007,249
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	5,845	6,547,920
Senior, 5.00%, 5/15/40	5,000	5,698,500
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	3,785	4,412,515
6.25%, 3/01/34	1,400	1,688,526
City of San Jose California, Refunding RB, Series A (AMBAC), 5.00%, 3/01/37	8,000	8,192,080
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	6,650,765
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,200	8,937,836
Senior Series B, 5.75%, 7/01/39	2,650	2,896,768
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	14,527,231
Senior Series B, AMT (AGM), 5.25%, 7/01/33	18,000	19,479,780
Senior Series B, AMT (AGM), 5.25%, 7/01/39	4,995	5,361,883
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,545	5,572,988
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,253,656
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	500	591,775

		143,473,703
Utilities — 22.6%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,600,708
City of Los Angeles California Department of Water & Power, RB, Series A:
5.38%, 7/01/38	9,375	10,406,625
5.00%, 7/01/41	1,705	2,110,858
City of Los Angeles California Department of Water & Power, Refunding RB, Series A:
5.25%, 7/01/39	16,000	18,714,880
5.00%, 7/01/46	2,845	3,508,596
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,305,160

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	17

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/39	$5,245	$6,399,267
Series B, 5.00%, 11/01/30	10,000	11,349,800
County of Kern California Water Agency Improvement District No. 4, Refunding RB, Series A (AGM):
4.00%, 5/01/35	1,460	1,647,158
4.00%, 5/01/36	1,430	1,605,418
County of Sacramento California Sanitation Districts Financing Authority, RB (NPFGC), 5.00%, 12/01/36	1,010	1,013,899
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	4,000	4,786,520
East Bay California Municipal Utility District Wastewater System Revenue, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	17,015	17,665,313
East Bay California Municipal Utility District Water System Revenue, Refunding RB (a):
Series A (NPFGC), 5.00%, 6/01/17	6,670	6,924,928
Sub-Series A (AGM), 5.00%, 6/01/17	10,000	10,382,200
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,714,067
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	12,191,100
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	11,060	12,477,228
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.50%, 8/01/19 (a)	8,000	9,153,360
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,764,143
Santa Clara Valley Water District, Refunding RB, Series A, 5.00%, 6/01/46	5,000	6,185,450

		152,906,678
Total Municipal Bonds — 104.4%		706,807,537

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 57.2%
County/City/Special District/School District — 31.0%
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	13,180	13,937,586
County of San Luis Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 8/01/40	6,585	7,320,936
County of San Mateo California Community College District, GO, Series A, 5.00%, 9/01/45	17,615	21,674,009
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/17 (a)	16,530	17,285,090
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	40,000	46,762,000
Los Angeles Community College District California, GO (a):
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17	6,647	6,951,099
Election of 2001, Series E-1, 5.00%, 8/01/18	11,770	12,812,822
Election of 2003, Series F-1, 5.00%, 8/01/18	10,000	10,886,000
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33 (a)	9,596	11,128,042

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	$15,140	$18,516,826
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,002,600
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 8/01/44	10,820	13,223,447
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 8/01/40	17,000	19,383,230

		209,883,687
Education — 5.7%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	6,001	7,383,717
University of California, RB:
Series AM, 5.25%, 5/15/44	10,210	12,626,809
Series O, 5.75%, 5/15/19 (a)	11,192	12,785,694
University of California, Refunding RB, Series AF, 5.00%, 5/15/39	5,000	6,018,800

		38,815,020
Health — 9.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	14,520	17,097,010
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 8/15/43	19,425	23,491,345
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,070	22,256,406

		62,844,761
Transportation — 3.3%
City of Los Angeles California Department of Airports, RB, Senior Revenue, Series A, AMT, 5.00%, 5/15/40	5,500	6,536,310
City of Los Angeles California Department of Airports, Series D, AMT, 5.00%, 5/15/41	13,331	15,843,372

		22,379,682
Utilities — 7.9%
City of Los Angeles California Wastewater System, RB, Green Bonds, Series A, 5.00%, 6/01/44	13,790	16,913,021
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (a)	16,740	18,041,535
East Bay California Municipal Utility District Water System Revenue, RB, Series C, 5.00%, 6/01/44	11,000	13,409,660
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,443,440

		53,807,656
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 57.2%		387,730,806
Total Long-Term Investments (Cost — $999,853,396) — 161.6%		1,094,538,343
Total Investments (Cost — $999,853,396) — 161.6%		1,094,538,343
Other Assets Less Liabilities — 1.0%		6,518,856
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.1)%		(169,929,470)
VMTP Shares at Liquidation Value — (37.5)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$677,127,729

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Variable rate security. Rate as of period end.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

Affiliates	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	—	—	—	$2,298
BIF California Municipal Money Fund	505,447	(505,447)	—	—	9
Total				—	$2,307

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(61)	5-Year U.S. Treasury Note	September 2016	$7,442,953	$2,320
(111)	10-Year U.S. Treasury Note	September 2016	$14,768,203	(16,779)
(41)	Long U.S. Treasury Bond	September 2016	$7,151,938	(78,992)
(14)	Ultra U.S. Treasury Bond	September 2016	$2,667,437	(30,675)
Total				$(124,126)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,320	—	$2,320

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$126,446	—	$126,446

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	—	—	$(1,364,663)	—	$(1,364,663)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(70,234)	—	$(70,234)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,534,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	19

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$1,094,538,343	—	$1,094,538,343

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$2,320	—	—	$2,320
Liabilities:
Interest rate contracts	(126,446)	—	—	(126,446)

Total	$(124,126)	—	—	$(124,126)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$423,500	—	—	$423,500
Liabilities:
Bank overdraft	—	$(1,145,882)	—	(1,145,882)
TOB Trust Certificates	—	(169,698,729)	—	(169,698,729)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$423,500	$(424,844,611)	—	$(424,421,111)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 132.6%
Corporate — 2.6%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	$7,500	$8,498,100
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	3,150	3,569,139
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,056,500

		13,123,739
County/City/Special District/School District — 19.8%
Borough of Edgewater New Jersey Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	1,535	1,664,554
4.25%, 3/01/35	1,600	1,733,296
4.30%, 3/01/36	1,670	1,809,362
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,000	2,000,460
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	11,130	11,873,484
5.25%, 11/01/44	3,755	3,989,725
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 7/01/39	3,340	4,027,272
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/17 (a)	4,540	4,729,453
5.00%, 7/01/32	2,210	2,272,919
5.00%, 7/01/33	670	689,202
5.00%, 7/01/35	595	611,333
5.00%, 7/01/37	705	723,499
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	339,003
5.50%, 10/01/28	4,840	6,639,948
County of Hudson New Jersey, COP, Refunding, (NPFGC), 6.25%, 12/01/16	600	611,052
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32 (b)	1,000	650,810
County Secured, County Services Building Project (AGM), 5.00%, 4/01/17 (a)	1,000	1,030,190
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	3,000	3,295,980
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	5,000	5,472,900
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,895
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.00%, 12/01/17	5	5,016
5.35%, 12/01/17	5	5,020
5.00%, 12/01/18	5	5,015
5.38%, 12/01/18	5	5,020
5.00%, 12/01/19	5	5,015
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/21 (a)	225	256,399
4.00%, 3/01/29	3,575	3,890,815
4.00%, 3/01/30	3,580	3,880,935
4.00%, 3/01/31	4,045	4,372,119

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (continued)
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	$650	$732,908
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	7,570	8,627,832
Morristown New Jersey Parking Authority, RB (NPFGC):
5.00%, 8/01/30	1,830	1,905,707
5.00%, 8/01/33	3,000	3,124,830
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC) (c):
5.50%, 3/01/21	7,430	8,974,325
5.50%, 3/01/22	4,200	5,234,376
Newark New Jersey Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,720	1,729,236
Township of Irvington New Jersey, GO, Refunding Series A (AGM), 5.00%, 7/15/33	1,175	1,404,583

		98,825,488
Education — 31.4%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 7/01/44	1,985	2,300,436
Series A, 5.00%, 7/01/31	1,950	2,335,944
Series A, 5.00%, 7/01/32	1,775	2,118,480
Series A, 5.00%, 7/01/33	2,250	2,675,520
Series A, 5.00%, 7/01/34	1,200	1,426,944
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	3,065	3,668,253
New Jersey EDA, RB, Provident Group — Rowan Properties LLC, Series A:
5.00%, 1/01/35	2,000	2,276,560
5.00%, 1/01/48	2,000	2,252,880
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/33	6,370	7,075,796
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,630,591
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	320	349,434
City of New Jersey University Issue, Series D, 4.00%, 7/01/35	745	810,515
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (a)	3,000	3,252,480
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	10,260	11,048,584
Montclair State University Issue, Series B, 5.00%, 7/01/34	1,075	1,325,798
Montclair State University, Series A, 5.00%, 7/01/39	15,555	18,395,188
Montclair State University, Series A, 5.00%, 7/01/44	3,540	4,172,421
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	4,000	4,525,600
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	2,500	2,542,125
Rowan University, Series B (AGC), 5.00%, 7/01/18 (a)	2,575	2,792,768
Seton Hall University, Series D, 5.00%, 7/01/38	500	583,835

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	21

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued):
Seton Hall University, Series D, 5.00%, 7/01/43	$600	$697,278
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,882,600
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	2,400	2,479,656
Stockton University, Series A, 5.00%, 7/01/41	2,370	2,803,141
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	268,890
William Paterson University, Series C (AGC), 4.75%, 7/01/34	5,115	5,469,623
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	1,500	1,608,030
4.50%, 12/01/28	3,625	4,008,598
4.00%, 12/01/29	6,715	7,183,086
4.50%, 12/01/29	4,545	5,035,996
4.63%, 12/01/30	4,430	4,907,288
4.00%, 12/01/31	1,625	1,724,873
4.25%, 12/01/32	2,050	2,196,657
4.13%, 12/01/35	1,000	1,056,180
4.50%, 12/01/36	1,805	1,953,642
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	1,210	1,382,594
5.50%, 12/01/26	1,450	1,650,028
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/42	6,945	8,200,864
5.00%, 7/01/45	7,500	8,794,575
Rutgers — The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,565	1,884,385
5.00%, 5/01/43	10,000	11,789,700

		156,537,836
Health — 16.1%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 2/15/33	2,000	2,338,820
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,390	1,485,660
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	6,865	7,364,635
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	4,625	4,961,607
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	7,105	8,557,191
Virtua Health, Series A (AGC), 5.50%, 7/01/38	4,035	4,540,424
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 7/01/31	4,055	4,839,886
AHS Hospital Corp., 6.00%, 7/01/41	4,180	5,078,115
Catholic Health East Issue, 5.00%, 11/15/33	1,925	2,203,933
Hackensack University Medical Center (AGC), 5.13%, 1/01/27	1,500	1,586,490
Hackensack University Medical Center (AGM), 4.63%, 1/01/30	7,795	8,456,328
Meridian Health System Obligated Group, 5.00%, 7/01/25	1,000	1,193,880
Meridian Health System Obligated Group, 5.00%, 7/01/26	3,720	4,419,211

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
Princeton Healthcare System, 5.00%, 7/01/34	$1,330	$1,632,362
Princeton Healthcare System, 5.00%, 7/01/39	1,825	2,205,859
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	3,640	4,224,475
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	4,450	5,280,592
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	4,860	5,704,279
Virtua Health, 5.00%, 7/01/28	3,000	3,597,300
Virtua Health, 5.00%, 7/01/29	715	851,665

		80,522,712
Housing — 6.5%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	6,770	7,065,172
M/F Housing, Series A, 4.55%, 11/01/43	4,710	5,022,179
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	1,335	1,348,670
S/F Housing, Series AA, 6.50%, 10/01/38	310	320,856
S/F Housing, Series B, 4.50%, 10/01/30	9,455	10,294,982
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	3,120	3,365,731
M/F Housing, Series 2, 4.75%, 11/01/46	3,795	4,085,773
S/F Housing, Series T, 4.70%, 10/01/37	655	661,413

		32,164,776
State — 25.2%
Garden State Preservation Trust, RB, CAB, Series B (AGM) (b):
0.00%, 11/01/23	15,725	13,587,972
0.00%, 11/01/25	10,000	8,170,500
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,835,250
5.25%, 11/01/21	7,705	9,192,604
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (b)	2,325	2,105,474
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,135,788
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	5,000	6,053,450
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	9,154,875
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	18,105	18,303,069
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	3,960	4,458,287
School Facilities Construction (AGC), 6.00%, 12/15/34	40	44,772
School Facilities Construction, Series KK, 5.00%, 3/01/38	325	355,056
School Facilities Construction, Series U, 5.00%, 9/01/17 (a)	2,810	2,947,971
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/17 (a)	1,070	1,122,537
School Facilities Construction, Series Y, 5.00%, 9/01/18 (a)	1,000	1,090,320
Series WW, 5.25%, 6/15/33	380	432,843
Series WW, 5.00%, 6/15/34	5,500	6,142,455
Series WW, 5.00%, 6/15/36	3,115	3,468,802

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, RB (continued):
Series WW, 5.25%, 6/15/40	$8,375	$9,505,290
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/24	5,000	5,629,450
Cigarette Tax, 5.00%, 6/15/26	1,250	1,394,588
Cigarette Tax, 5.00%, 6/15/28	2,430	2,689,159
Cigarette Tax, 5.00%, 6/15/29	3,195	3,524,564
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,257,630
School Facilities Construction, Series NN, 5.00%, 3/01/29	5,000	5,538,050
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,580	1,729,373

		125,870,129
Transportation — 25.9%
Delaware River Port Authority, RB:
5.00%, 1/01/29	2,000	2,436,560
5.00%, 1/01/37	8,830	10,501,077
Series D, 5.05%, 1/01/35	1,430	1,615,071
Series D (AGM), 5.00%, 1/01/40	5,200	5,867,992
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	1,520	1,861,529
New Jersey EDA, RB, The Goethals Bridge Replacement Project, Private Activity Bond, AMT:
5.13%, 1/01/34	2,290	2,667,896
5.38%, 1/01/43	7,730	8,993,546
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/17 (a)	8,620	8,790,676
Series E, 5.00%, 1/01/45	8,000	9,503,600
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/29	4,000	5,413,080
Series A (AGM), 5.25%, 1/01/30	4,000	5,455,800
Series A (BHAC), 5.25%, 1/01/29	500	677,950
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (b)	6,000	2,666,100
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (b)	7,210	3,223,302
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (b)	8,800	4,858,568
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (b)	4,160	1,949,459
Transportation Program, Series AA, 5.00%, 6/15/33	3,000	3,287,130
Transportation Program, Series AA, 5.25%, 6/15/33	5,690	6,374,962
Transportation Program, Series AA, 5.25%, 6/15/34	1,305	1,480,549
Transportation Program, Series AA, 5.00%, 6/15/38	2,340	2,596,768
Transportation System, Series A, 6.00%, 6/15/35	6,365	7,397,721
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,780	3,097,504
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,483,777
Transportation System, Series B, 5.25%, 6/15/36	2,500	2,765,350
Transportation System, Series D, 5.00%, 6/15/32	3,300	3,720,453
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,302,110

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Port Authority of New York & New Jersey, ARB (continued):
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	$3,000	$3,059,910
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,705,400
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,737,194
Consolidated, 152nd Series, 5.75%, 11/01/30	6,000	6,506,400

		128,997,434
Utilities — 5.1%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	2,000	2,153,380
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (c)	6,045	7,070,957
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (b):
0.00%, 9/01/26	4,100	3,218,664
0.00%, 9/01/28	6,600	4,852,782
0.00%, 9/01/29	9,650	6,866,650
0.00%, 9/01/33	2,350	1,491,052

		25,653,485
Total Municipal Bonds in New Jersey		661,695,599

Puerto Rico — 1.3%
Health — 1.3%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A:
6.50%, 11/15/20	1,750	1,784,265
6.13%, 11/15/30	4,220	4,468,474
Total Municipal Bonds in Puerto Rico		6,252,739
Total Municipal Bonds — 133.9%		667,948,338

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New Jersey — 20.8%
County/City/Special District/School District — 3.9%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	17,300	19,506,615
Education — 1.1%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/19 (a)	4,998	5,586,440
State — 4.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	16,290,827
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (e)	6,698	7,418,959

		23,709,786

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Jersey (continued)
Transportation — 11.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	$3,120	$3,858,566
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (e)	9,300	10,901,832
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,661	2,943,006
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	15,545	17,759,002
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	10,000	11,260,900
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	7,827	8,381,924

		55,105,230
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.8%		103,908,071
Total Long-Term Investments (Cost — $692,687,905) — 154.7%		771,856,409

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class 0.26% (f)(g)	15,571,111	$15,571,111
Total Short-Term Securities (Cost — $15,571,111) — 3.1%		15,571,111
Total Investments (Cost — $708,259,016) — 157.8%		787,427,520
Other Assets Less Liabilities — 0.7%		3,360,842
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.1)%		(55,140,286)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.4)%		(236,589,782)

Net Assets Applicable to Common Shares — 100.0%		$499,058,294

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 and September 1, 2020, is $13,915,845. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	15,571,111	15,571,111	$15,571,111	$3,616
BIF New Jersey Municipal Money Fund	11,186,598	(11,186,598)	—	—	611
Total				$15,571,111	$4,227

(g)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(47)	5-Year U.S. Treasury Note	September 2016	$5,734,734	$1,816
(177)	10-Year U.S. Treasury Note	September 2016	$23,549,297	(116,558)
(55)	Long U.S. Treasury Bond	September 2016	$9,594,063	(286,562)
(5)	Ultra U.S. Treasury Bond	September 2016	$952,656	(19,172)
Total				$(420,476)

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,816	—	$1,816

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$422,292	—	$422,292

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	—	—	$(1,521,864)	—	$(1,521,864)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(263,796)	—	$(263,796)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,274,916

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$771,856,409	—	$771,856,409
Short Term Securities	$15,571,111	—	—	15,571,111

Total	$15,571,111	$771,856,409	—	$787,427,520

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,816	—	—	$1,816
Liabilities:
Interest rate contracts	(422,292)	—	—	(422,292)

Total	$(420,476)	—	—	$(420,476)

[1] See above Schedule of Investments for values in each sector and political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	25

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,766	—	—	$1,766
Cash pledged for futures contracts	511,000	—	—	511,000
Liabilities:
TOB Trust Certificates	—	$(55,088,706)	—	(55,088,706)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

Total	$512,766	$(292,188,706)	—	$(291,675,940)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$2,985	$3,421,288
6.13%, 6/01/19	1,500	1,724,505
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	393,099

		5,538,892
California — 21.1%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,149,336
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,375,837
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
5.00%, 5/01/44	745	868,111
2nd, 5.50%, 5/01/28	720	881,885
2nd, 5.25%, 5/01/33	560	663,953
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,876,832
6.25%, 3/01/34	1,250	1,507,613
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,525,972
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	970	1,225,867
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	1,780	1,861,310
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	1,000	1,228,320
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,477,980
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/19 (a)	1,020	1,163,269
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,949,594
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,260,660
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	490	605,331
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	370	460,713
University of California, Refunding RB, Regents of the University of California Medical Center Pooled Revenue, Series J, 5.25%, 5/15/38	2,235	2,717,693

		27,800,276
Colorado — 2.0%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	606,025
5.50%, 11/15/30	225	271,431
5.50%, 11/15/31	270	324,891
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	1,300	1,490,333

		2,692,680

Municipal Bonds	Par (000)	Value
Florida — 12.3%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	$270	$333,021
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	575	677,189
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,410,201
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,160,920
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	125	127,686
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	85	86,350
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	1,840	2,305,667
Series A, 5.50%, 10/01/42	2,125	2,561,262
Series B, AMT, 6.00%, 10/01/26	590	746,037
Series B, AMT, 6.00%, 10/01/27	775	976,423
Series B, AMT, 6.25%, 10/01/38	310	394,522
Series B, AMT, 6.00%, 10/01/42	410	504,579
County of Miami-Dade Florida, Refunding RB:
Seaport, Series D, AMT, 6.00%, 10/01/26	735	929,385
Water & Sewer System, Series B, 5.25%, 10/01/29	500	615,945
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,530,712
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	710	862,352

		16,222,251
Hawaii — 1.9%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	250	303,322
5.25%, 8/01/26	810	981,639
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,000	1,173,470

		2,458,431
Illinois — 19.6%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	770	902,656
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,010	1,155,046
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	3,680	4,478,486
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	1,400	1,573,684
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,114,370
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,262,110
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,375	1,514,535
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,500	1,748,535
5.25%, 12/01/43	2,700	3,095,469
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,867,741
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 2/15/41 (b)	525	526,339

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$940	$1,107,273
6.00%, 6/01/28	270	323,773
State of Illinois, GO:
5.25%, 2/01/32	1,000	1,111,150
5.50%, 7/01/33	1,500	1,686,885
5.50%, 7/01/38	280	311,968

		25,780,020
Indiana — 4.0%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	375	425,318
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	4,310	4,817,071

		5,242,389
Louisiana — 2.0%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	419,467
Series A-2, 6.00%, 1/01/23	160	178,565
Lake Charles Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	1,000	1,221,000
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	805	887,537

		2,706,569
Massachusetts — 2.0%
Massachusetts DFA, Refunding RB, Emmanuel College Issue, Series A, 4.00%, 10/01/46	860	904,789
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,575	1,671,374

		2,576,163
Michigan — 2.6%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,800	2,026,440
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,265	1,465,857

		3,492,297
Minnesota — 2.5%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	460	521,378
6.50%, 11/15/38	2,540	2,842,565

		3,363,943
Mississippi — 1.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,614,628
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	260	317,834

		1,932,462
Nevada — 4.1%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,670,141
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,073,690
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,689,390

		5,433,221

Municipal Bonds	Par (000)	Value
New Jersey — 5.8%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, Private Activity Bond, AMT, 5.38%, 1/01/43	$1,000	$1,163,460
Goethals Bridge Replacement Project, Private Activity Bond, AMT (AGM), 5.00%, 1/01/31	530	618,070
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	980	1,103,313
School Facilities Construction (AGC), 6.00%, 12/15/34	20	22,386
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,400	1,575,364
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,195	1,332,449
Series AA, 5.50%, 6/15/39	1,600	1,810,736

		7,625,778
New York — 5.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	1,545	1,750,176
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,235,780
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,500	2,937,150

		6,923,106
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,500	1,831,590
Pennsylvania — 2.9%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB (BAM), 5.00%, 8/15/38 (b)	535	635,082
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/45	1,000	1,192,340
Sub-Series A, 6.00%, 12/01/16 (a)	2,000	2,037,740

		3,865,162
South Carolina — 8.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,811,481
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/26	1,810	2,210,426
6.00%, 7/01/38	1,155	1,398,209
5.50%, 7/01/41	1,000	1,177,760
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	750	879,300
South Carolina State Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	2,535	2,996,725
Series E, 5.25%, 12/01/55	1,000	1,209,210

		11,683,111
Texas — 19.9%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,250	2,458,485
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	930	1,125,281
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,372,636

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Municipal Bonds	Par (000)	Value
Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19 (a)	$950	$1,073,253
6.00%, 5/15/19 (a)	1,945	2,230,934
6.00%, 5/15/19 (a)	2,560	2,936,346
6.00%, 11/15/35	140	160,989
6.00%, 11/15/36	110	126,491
5.38%, 11/15/38	50	55,861
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	265	301,162
6.50%, 7/01/37	835	936,703
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	945	1,145,038
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,114,926
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	3,103,675
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	730	893,622
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	2,750	3,285,975
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,188,060
Series K-1 (AGC), 5.75%, 1/01/19 (a)	1,400	1,570,590
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	420	508,679
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/50	540	628,517

		26,217,223
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	443,829
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,137,190

		1,581,019
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,169,760
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	725	853,289

		2,023,049
Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	800	873,840
Total Municipal Bonds — 127.4%		167,863,472

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,467,277

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(d)	$759	$847,330
Florida — 2.1%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,721,190
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,108,029
Nevada — 7.2%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	2,010	2,218,336
Series B, 5.50%, 7/01/29	1,994	2,256,507
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,934,202

		9,409,045
New Jersey — 2.1%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,610	1,713,737
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,000	1,106,393

		2,820,130
New York — 14.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	2,999	3,603,730
Series FF-2, 5.50%, 6/15/40	1,095	1,240,416
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,103,520
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	1,000	1,182,292
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,360	2,913,521
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,611,686
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,770	2,141,531
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,250	3,623,685

		19,420,381
Texas — 2.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (a)(d)	2,609	2,907,443
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,105,522
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.7%		41,806,347
Total Long-Term Investments (Cost — $185,797,218) — 159.1%		209,669,819

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	29

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (e)(f)	204,010	$204,010
Total Short-Term Securities (Cost — $204,010) — 0.2%		204,010
Total Investments (Cost — $186,001,228) — 159.3%		209,873,829
Other Assets Less Liabilities — 0.3%		338,923
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.7)%		(21,973,382)
VMTP Shares at Liquidation Value — (42.9)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$131,739,370

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $4,627,650. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	204,010	$204,010	$204,010	$748
FFI Institutional Tax-Exempt Fund	2,437,027	(2,437,027)	—	—	141
Total				$204,010	$889

(f)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(15)	5-Year U.S. Treasury Note	September 2016	$1,830,234	$2,631
(25)	10-Year U.S. Treasury Note	September 2016	$3,326,172	(2,963)
(9)	Long U.S. Treasury Bond	September 2016	$1,569,938	(21,141)
(1)	Ultra U.S. Treasury Bond	September 2016	$190,531	627
Total				$(20,846)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,258	—	$3,258

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$24,104	—	$24,104

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	—	—	$(430,779)	—	$(430,779)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(6,180)	—	$(6,180)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,677,094

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$209,669,819	—	$209,669,819
Short-Term Securities	$204,010	—	—	204,010

Total	$204,010	$209,669,819	—	$209,873,829

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,258	—	—	$3,258
Liabilities:
Interest rate contracts	(24,104)	—	—	(24,104)

Total	$(20,846)	—	—	$(20,846)

[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$504	—	—	$504
Cash pledged for futures contracts	86,550	—	—	86,550
Liabilities:
TOB Trust Certificates	—	$(21,953,285)	—	(21,953,285)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$87,054	$(78,453,285)	—	$(78,366,231)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	31

Schedule of Investments July 31, 2016	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 134.4%
Corporate — 4.0%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$14,500	$19,071,850
County/City/Special District/School District — 24.9%
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.38%, 5/01/27	1,600	1,801,488
4.50%, 5/01/29	1,505	1,694,284
Battle Creek School District Michigan, GO, Refunding (Q-SBLF):
5.00%, 5/01/35	1,100	1,319,846
5.00%, 5/01/36	1,500	1,791,255
5.00%, 5/01/37	1,170	1,394,968
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 5/01/35	2,965	3,541,959
Charter Township of Canton Michigan, GO, Capital Improvement (AGM) (a):
5.00%, 4/01/17	3,090	3,183,164
5.00%, 4/01/17	3,250	3,347,987
5.00%, 4/01/17	1,000	1,030,150
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	5,185	6,088,901
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	1,200	1,407,852
5.50%, 5/01/41	2,185	2,563,464
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	1,000	1,011,370
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	5,300	5,889,890
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 5/01/32	1,500	1,789,065
5.00%, 5/01/33	1,600	1,900,048
5.00%, 5/01/34	1,200	1,419,732
Dowagiac Union School District, GO (Q-SBLF), 5.00%, 5/01/41	1,140	1,372,195
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 5/01/33	1,500	1,815,495
5.00%, 5/01/34	1,500	1,814,175
5.00%, 5/01/35	1,000	1,204,180
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,555,335
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	1,000	1,173,740
5.50%, 5/01/36	2,000	2,346,420
5.50%, 5/01/41	2,575	3,021,016
Grandville Public Schools, GO, School Building & Site, Series II (AGM), 5.00%, 5/01/40	3,250	3,848,747
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,750	7,869,217
Kentwood Public Schools, GO, School Building & Site:
5.00%, 5/01/41	1,120	1,354,550
5.00%, 5/01/44	1,815	2,189,870
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	5,000	5,792,550
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 5/01/39	3,375	4,005,484

Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (continued)
Portage Public Schools, GO, Refunding School Building & Site:
5.00%, 11/01/34	$1,000	$1,218,100
5.00%, 11/01/36	1,000	1,211,340
5.00%, 11/01/37	1,250	1,511,775
5.00%, 11/01/35	1,340	1,627,082
Rockford Public Schools, GO, Refunding School Building & Site (Q-SBLF):
5.00%, 5/01/35	1,000	1,214,240
5.00%, 5/01/37	1,240	1,499,681
5.00%, 5/01/38	1,025	1,237,688
5.00%, 5/01/39	1,025	1,235,730
5.00%, 5/01/40	1,025	1,234,746
5.00%, 5/01/41	1,025	1,233,772
5.00%, 5/01/44	2,250	2,706,120
Romeo Community School District, GO, Refunding School Building & Site, Series 1 (Q-SBLF), 5.00%, 5/01/41	2,250	2,693,273
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/17 (a)	3,000	3,101,880
Township of Montrose Michigan Community Schools, GO (NPFGC) (Q-SBLF), 6.20%, 5/01/17	210	216,951
Troy School District, GO, School Building & Site (Q-SBLF), 5.00%, 5/01/28	2,000	2,416,820
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 5/01/37	2,850	3,346,840
5.00%, 5/01/40	2,630	3,080,861
5.00%, 5/01/43	1,530	1,786,749
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 5/01/33	1,000	1,195,460
5.00%, 5/01/34	1,000	1,191,130
5.00%, 5/01/35	1,000	1,185,090

		120,683,725
Education — 24.4%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	870,458
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,719,936
4.50%, 10/01/25	1,405	1,515,054
Grand Valley State University, RB (NPFGC), 5.50%, 2/01/18	765	790,574
Michigan Finance Authority, Refunding RB:
College for Creative Studies, 4.00%, 12/01/33	1,720	1,796,712
College for Creative Studies, 5.00%, 12/01/36	1,550	1,721,508
College for Creative Studies, 5.00%, 12/01/40	2,900	3,204,935
College for Creative Studies, 5.00%, 12/01/45	4,400	4,841,628
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/28	8,750	9,296,612
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/29	5,900	6,250,106
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/30	2,850	3,009,971
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/31	3,150	3,317,296

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education (continued)
Michigan State University, Refunding RB, General, Series C:
5.00%, 2/15/40	$8,470	$9,507,151
5.00%, 2/15/44	1,000	1,122,450
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,132,694
Oakland University, RB, General:
5.00%, 3/01/32	400	464,756
5.00%, 3/01/47	2,500	2,982,600
Series A, 5.00%, 3/01/38	5,490	6,450,036
Series A, 5.00%, 3/01/43	16,845	19,700,396
University of Michigan, RB, Series A, 5.00%, 4/01/39	3,425	4,136,133
University of Michigan, Refunding RB, 5.00%, 4/01/46	10,000	12,417,400
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,000	3,519,000
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	3,500	4,125,520
5.25%, 11/15/43	8,475	10,100,929
(AGM), 5.25%, 11/15/33	1,000	1,207,470
(AGM), 5.00%, 11/15/39	1,750	2,054,028

		118,255,353
Health — 33.4%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 7/01/44	4,230	4,926,216
5.00%, 7/01/47	2,200	2,557,544
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	7,500	8,441,775
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	7,500	8,692,275
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 4.00%, 11/01/46	2,300	2,467,279
Sparrow Obligated Group, 5.00%, 11/15/36	2,500	2,850,900
Sparrow Obligated Group, 5.00%, 11/15/45	3,750	4,446,825
Michigan Finance Authority, Refunding RB:
Hospital, McLaren Health Care, 5.00%, 5/15/32	1,000	1,203,240
Hospital, McLaren Health Care, 5.00%, 5/15/33	2,000	2,397,720
Hospital, McLaren Health Care, 5.00%, 5/15/34	1,500	1,793,055
Hospital, McLaren Health Care, 5.00%, 5/15/34	5,000	5,976,850
Hospital, McLaren Health Care, 5.00%, 5/15/35	4,945	5,885,292
MidMichigan Health, 5.00%, 6/01/39	1,500	1,760,730
Trinity Health Credit Group, 5.00%, 12/01/21 (a)	20	24,234
Trinity Health Credit Group, 5.00%, 12/01/31	5,000	5,922,750
Trinity Health Credit Group, 5.00%, 12/01/35	6,500	7,630,090
Trinity Health Credit Group, 5.00%, 12/01/39	4,980	5,806,929
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	6,000	6,763,320
Trinity Health Credit, Series A, 5.00%, 12/01/16 (a)	855	868,004
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, 5.75%, 11/15/39	3,165	3,613,290

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (continued)
Michigan State Hospital Finance Authority, Refunding RB (continued):
Henry Ford Health System, Series A, 5.25%, 11/15/46	$2,500	$2,532,850
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,610,640
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	1,000	1,043,180
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	5,730	5,977,421
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	3,970	4,141,424
Hospital, Sparrow Obligated Group, 5.00%, 11/15/17 (a)	3,330	3,519,610
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	1,365	1,429,046
McLaren Health Care, Series A, 5.75%, 5/15/18 (a)	6,000	6,548,400
McLaren Health Care, Series A, 5.00%, 6/01/35	2,250	2,576,115
Trinity Health, 6.50%, 12/01/18 (a)	425	482,987
Trinity Health, 6.50%, 12/01/33	80	89,922
Trinity Health Credit Group, 6.50%, 12/01/18 (a)	1,895	2,151,640
Trinity Health Credit Group, Series A, 6.13%, 12/01/18 (a)	940	1,059,136
Trinity Health Credit Group, Series A, 6.25%, 12/01/18 (a)	1,500	1,694,460
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,759,298
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	25,505	29,657,469
Series V, 8.25%, 9/01/18 (a)	2,000	2,317,560
Series W, 6.00%, 8/01/19 (a)	1,500	1,737,090

		161,356,566
Housing — 6.7%
Michigan State HDA, RB:
Deaconess Tower, M/F Housing, AMT (Ginnie Mae), 5.25%, 2/20/48	2,000	2,005,480
M/F Housing, Rental Housing Revenue, Series A, 4.45%, 10/01/34	1,000	1,092,110
M/F Housing, Rental Housing Revenue, Series A, 4.63%, 10/01/39	3,490	3,766,932
M/F Housing, Rental Housing Revenue, Series A, 4.75%, 10/01/44	5,000	5,399,700
M/F Housing, Series A, 4.30%, 10/01/40	3,320	3,546,158
S/F Housing, Series A, 4.75%, 12/01/25	6,840	7,298,006
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,435	3,469,007
Michigan State HDA, Refunding RB, M/F Housing, Series A, 6.05%, 10/01/41	5,460	6,015,883

		32,593,276
State — 14.7%
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	5,400	6,279,336
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 4/01/31	1,000	1,132,490
Michigan Strategic Fund, RB, Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,592,980
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	8,088,430
State of Michigan, COP, (AMBAC), 0.00%, 6/01/22 (b)(c)	3,000	2,776,590

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Municipal Bonds	Par (000)	Value
Michigan (continued)
State (continued)
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	$8,595	$9,752,661
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18 (a)	3,780	4,247,699
Series I, 6.25%, 10/15/38	2,470	2,757,977
Series I (AGC), 5.25%, 10/15/24	6,000	6,794,520
Series I (AGC), 5.25%, 10/15/25	3,500	3,958,745
Series I (AGC), 5.25%, 10/15/26	1,000	1,129,710
Series I-A, 5.50%, 10/15/45	2,000	2,348,600
Series II (AGM), 5.00%, 10/15/26	7,500	8,413,875
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,545,010
5.00%, 11/15/36	5,345	6,271,342

		71,089,965
Transportation — 11.1%
State of Michigan, RB, Garvee, GAB (AGM), 5.25%, 9/15/17 (a)	8,500	8,950,075
Wayne County Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	1,475	1,699,377
Series D, 5.00%, 12/01/35	3,850	4,639,982
Series D, 5.00%, 12/01/45	5,000	5,889,250
Wayne County Airport Authority, Refunding RB, AMT:
(AGC), 5.75%, 12/01/25	4,000	4,419,680
(AGC), 5.75%, 12/01/26	4,060	4,485,975
(AGC), 5.38%, 12/01/32	13,000	14,237,600
Series F, 5.00%, 12/01/34	8,000	9,430,000

		53,751,939
Utilities — 15.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,655	3,043,533
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	16,745	16,810,473
City of Detroit Michigan Water Supply System Revenue, RB, Series A (NPFGC), 5.00%, 7/01/34	10	10,033
City of Grand Rapids Michigan Sanitary Sewer System, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,707,690
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 7/01/39	10,000	11,649,500
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	3,180	3,746,771
5.00%, 7/01/31	6,830	7,907,364
5.00%, 7/01/37	3,335	3,861,063
5.50%, 7/01/41	5,000	5,950,750
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	500	561,915
5.63%, 10/01/40	1,500	1,733,130
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 7/01/34	2,000	2,366,000
Government Loan Program, 5.00%, 7/01/35	750	883,995
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/31	1,000	1,192,910
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/32	5,250	6,241,882
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/33	3,000	3,554,880

Municipal Bonds	Par (000)	Value
Michigan (continued)
Utilities (continued)
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/27	$2,000	$2,322,520

		73,544,409
Total Municipal Bonds — 134.4%		650,347,083

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Michigan — 21.9%
County/City/Special District/School District — 4.0%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/17 (a)	10,440	11,295,976
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/18 (a)	7,500	8,079,975

		19,375,951
Education — 11.6%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	10,000	12,012,900
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/18 (a)	10,000	10,837,600
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	10,000	11,730,000
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	20,000	21,767,572

		56,348,072
Health — 6.3%
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 5.00%, 11/01/44	10,002	11,919,710
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	221,550
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	10,000	12,080,984
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	6,156,464

		30,378,708
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.9%		106,102,731
Total Long-Term Investments (Cost — $686,063,429) — 156.3%		756,449,814

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (e)(f)	4,096,066	4,096,066
Total Short-Term Securities (Cost — $4,096,066) — 0.8%		4,096,066
Total Investments (Cost — $690,159,495) — 157.1%		760,545,880
Other Assets Less Liabilities — 1.3%		6,153,993
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.6)%		(51,274,868)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.8)%		(231,456,547)

Net Assets Applicable to Common Shares — 100.0%		$483,968,458

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	4,096,066	4,096,066	$4,096,066	$4,873
FFI Institutional Tax-Exempt Fund	1,873,459	(1,873,459)	—	—	1,247
Total				$4,096,066	$6,120

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(40)	5-Year U.S. Treasury Note	September 2016	$4,880,625	$(158)
(97)	10-Year U.S. Treasury Note	September 2016	$12,905,547	(29,641)
(36)	Long U.S. Treasury Bond	September 2016	$6,279,750	(204,334)
(6)	Ultra U.S. Treasury Bond	September 2016	$1,143,187	(12,657)
Total				$(246,790)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$246,790	—	$246,790

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	—	—	$(884,212)	—	$(884,212)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(176,341)	—	$(176,341)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$19,558,805

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	35

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$756,449,814	—	$756,449,814
Short-Term Securities	$4,096,066	—	—	4,096,066

Total	$4,096,066	$756,449,814	—	$760,545,880

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(246,790)	—	—	$(246,790)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,011	—	—	$1,011
Cash pledged for financial futures contracts	329,950	—	—	329,950
Liabilities:
TOB Trust Certificates	—	$(51,227,057)	—	(51,227,057)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

Total	$330,961	$(283,127,057)	—	$(282,796,096)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 121.3%
Corporate — 3.9%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (a)	$3,745	$3,760,916
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,510	1,706,557
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,828,092
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	200,111
National Gypsum Co., 5.50%, 11/01/44	135	151,939

		8,647,615
County/City/Special District/School District — 31.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	208,677
5.00%, 5/01/42	450	491,013
Bethlehem Area School District, GO (BAM), Series A:
5.00%, 8/01/34	1,610	1,931,340
5.00%, 8/01/35	1,210	1,446,119
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,167,007
Boyertown Area School District, GO:
5.00%, 10/01/36	610	722,393
5.00%, 10/01/38	920	1,088,792
Bristol Township School District, GO, 5.00%, 6/01/40	775	881,454
City of Lancaster Pennsylvania, GO, Refunding (AGM), 4.00%, 11/01/46	2,010	2,207,382
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGM), 5.25%, 12/15/32	5,000	5,458,900
(AGC), 5.00%, 8/01/24	2,370	2,652,196
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	1,095	1,311,328
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	934,370
5.00%, 12/01/40	1,000	1,197,910
County of Chester Pennsylvania, GO, 5.00%, 7/15/36	300	378,753
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 6/01/29	260	297,318
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	500	558,970
County of Montgomery Pennsylvania IDA, RB, Acts Retirement Life Communities, Inc., 5.00%, 11/15/36 (b)	2,570	3,070,533
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	180	200,626
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	500	572,065
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,137,880
East Stroudsburg Area School District, GO, Series A (NPFGC) (c):
7.75%, 9/01/17	960	1,035,110
7.75%, 9/01/17	985	1,062,411
7.75%, 9/01/17	55	59,322
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,157,426

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (continued)
Marple Newtown School District, GO (AGM), 5.00%, 6/01/19 (c)	$4,100	$4,551,656
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/17 (c)	1,585	1,632,788
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	748,755
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (c)	5	5,555
6.00%, 9/01/18 (c)	5	5,557
6.00%, 9/01/38	3,340	3,549,685
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 9/01/30 (d)	6,145	4,316,125
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 7/15/34	2,190	2,524,369
Corry Area School District, CAB, 0.00%, 12/15/22 (d)	1,640	1,440,330
Corry Area School District, CAB, 0.00%, 12/15/23 (d)	1,980	1,691,217
Corry Area School District, CAB, 0.00%, 12/15/24 (d)	1,980	1,644,647
Corry Area School District, CAB, 0.00%, 12/15/25 (d)	1,770	1,424,567
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC) (c):
5.00%, 5/15/19	215	240,731
5.00%, 5/15/19	215	240,540
5.00%, 5/15/19	855	956,566
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	6,925	8,153,149
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,455,052
Township of Lower Paxton Pennsylvania, GO:
5.00%, 4/01/42	435	520,204
5.00%, 4/01/46	1,435	1,711,611

		71,042,399
Education — 19.3%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	113,685
5.00%, 8/15/25	100	113,349
5.00%, 8/15/26	100	113,349
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	220,946
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (c)	900	1,022,454
6.38%, 1/01/39	100	112,753
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 8/01/40	1,005	1,212,784
5.00%, 8/01/45	3,610	4,349,869
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	469,838
Villanova University, 5.25%, 12/01/31	100	112,913
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Moravian College:
5.00%, 10/01/36	610	718,007
3.88%, 10/01/45	1,330	1,405,371
Lancaster Higher Education Authority, RB:
3.00%, 4/01/31	805	815,811
3.00%, 4/01/33	845	847,805

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	37

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Lancaster Higher Education Authority, RB (continued):
3.00%, 4/01/36	$1,090	$1,077,182
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 11/01/17 (c)	1,650	1,742,021
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,460	1,594,948
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,109,370
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 5/01/35 (b)	1,035	1,253,582
Drexel University, 3.00%, 5/01/37 (b)	1,485	1,475,867
Drexel University, Series A, 5.25%, 5/01/41	3,930	4,575,778
La Salle University, 5.00%, 5/01/37	1,325	1,516,502
La Salle University, 5.00%, 5/01/42	1,855	2,121,953
State System of Higher Education, Series AL, 5.00%, 6/15/35	280	317,912
Thomas Jefferson University, 4.00%, 3/01/37	445	476,755
Thomas Jefferson University, 5.00%, 9/01/45	2,000	2,357,200
University of the Sciences Philadelphia, 5.00%, 11/01/30	940	1,133,931
University of the Sciences Philadelphia, 5.00%, 11/01/31	775	929,923
Widener University, Series A, 5.25%, 7/15/33	1,580	1,838,456
Widener University, Series A, 5.50%, 7/15/38	385	449,534
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,133,150
Philadelphia Authority for Industrial Development, Refunding RB, 1st Series, 5.00%, 4/01/45	2,170	2,573,794
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	830	1,010,010
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	485	537,540
5.00%, 7/01/35	435	489,949
5.00%, 7/01/45	300	329,766
5.00%, 7/01/47	820	914,210
University of Pittsburgh, RB, Commonwealth System of Higher Educatoin Capital Project, Series B, 5.00%, 9/15/28	610	676,752

		43,265,019
Health — 18.7%
County of Allegheny Pennsylvania Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,728,620
County of Allegheny Pennsylvania Hospital Development Authority, Refunding RB, UPMC Health, Series A-1, 1.33%, 2/01/37 (a)	2,500	2,305,250
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project:
Series A, 5.00%, 11/01/40	765	866,898
Series A3, 5.50%, 11/01/31	500	569,265
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21 (c)	2,410	3,158,184
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	225,000
Diakon Lutheran Social Ministries, 5.00%, 1/01/38	2,600	3,037,086

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (continued)
County of Dauphin Pennsylvania General Authority, Refunding RB, 6.00%, 6/01/19 (c)	$240	$275,664
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	474,835
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/28	575	705,732
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	425	504,029
University of Pennsylvania Health System, 5.00%, 8/15/42	1,600	1,943,824
County of Lehigh General Purpose Authority, Refunding RB, The Good Shepherd Group, 4.00%, 11/01/46	2,385	2,564,423
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,545,216
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	490	536,021
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities:
Series A, 4.50%, 11/15/36	120	121,417
Series A-1, 6.25%, 11/15/19 (c)	235	276,748
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	865	999,819
Acts Retirement-Life Communities, 5.00%, 11/15/28	555	639,460
Whitemarsh Continuing Care Retirement Community, 5.25%, 1/01/40	220	229,885
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	555,381
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.25%, 6/01/39	1,000	1,104,120
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 5/01/28	520	595,561
5.75%, 5/01/35	865	996,869
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,123,880
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	940	1,079,637
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (e)	1,695	1,870,687
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (c)	2,055	2,413,823
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (c)	595	667,501
6.00%, 6/01/29	655	722,891

		41,837,726
Housing — 9.1%
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	400	436,464
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	400	435,720

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing (continued)
Pennsylvania HFA, RB (continued):
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	$2,305	$2,391,898
S/F Housing Mortgage, Series 118B, 4.05%, 10/01/40	1,000	1,076,450
S/F Housing Mortgage, Series 2015-117B, 4.05%, 10/01/40	1,600	1,694,704
Pennsylvania HFA, Refunding RB, AMT:
S/F Housing Mortgage, Series 096-A, 4.70%, 10/01/37	735	736,779
S/F Housing Mortgage, Series 097-A, 4.65%, 10/01/31	1,300	1,304,108
S/F Housing Mortgage, Series 099-A, 5.15%, 4/01/38	1,065	1,152,969
S/F Housing Mortgage, Series 115-A, 4.20%, 10/01/33	750	808,320
S/F Mortgage, Series 119, 3.50%, 10/01/36	1,515	1,567,737
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University Properties, Inc. Student Housing Project, Series A, 5.00%, 7/01/35 (b)	300	348,336
Philadelphia Housing Authority, RB, Capital Fund Program, M/F Housing, Series A (AGM), 5.50%, 12/01/18	3,000	3,030,030
Philadelphia IDA, RB, Series A:
3.00%, 12/01/29	750	745,897
3.50%, 12/01/36	790	783,159
4.00%, 12/01/46	2,970	2,992,423
4.00%, 12/01/51	790	792,623

		20,297,617
State — 10.2%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 4/01/26	1,385	1,668,260
5.00%, 6/01/28	4,460	5,245,317
5.00%, 3/15/33	1,775	2,115,907
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	7,500	8,813,700
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18 (c)	4,600	5,026,190

		22,869,374
Transportation — 18.8%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	3,825	4,318,157
AMT (AGM), 5.00%, 6/15/37	5,900	6,082,192
Delaware River Port Authority, RB:
5.00%, 1/01/29	475	578,683
5.00%, 1/01/37	2,285	2,717,436
Series D, 5.00%, 1/01/40	750	845,002
Series D (AGM), 5.00%, 1/01/40	1,560	1,760,398
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	6,025	6,729,202
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (d)	4,760	1,948,506
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (d)	1,275	595,859
Series A-1, 5.00%, 12/01/46	2,970	3,536,854
Sub-Series A, 5.13%, 12/01/26	100	115,064
Pennsylvania Turnpike Commission, Refunding RB:
Sub-Series A-1, 5.25%, 12/01/45	3,270	3,921,253
Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,885,350

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Transportation (continued)
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	$1,860	$2,163,292
5.00%, 6/01/29	2,465	2,863,196

		42,060,444
Utilities — 9.6%
City of Philadelphia Pennsylvania Gas Works, RB, 09th Series, 5.25%, 8/01/40	1,700	1,920,167
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 8/01/30	800	966,416
5.00%, 8/01/31	600	720,822
5.00%, 8/01/32	800	957,528
5.00%, 8/01/33	400	477,344
5.00%, 8/01/34	700	832,874
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	800	875,304
Series C (AGM), 5.00%, 8/01/40	3,350	3,802,183
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,690,421
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	30	34,541
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	420	496,037
County of Westmoreland Pennsylvania Municipal Authority, RB (BAM), 5.00%, 8/15/42 (b)	3,500	4,139,380
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,605	1,776,446
Reading Area Water Authority Pennsylvania, RB (AGM), 5.00%, 6/01/17 (c)	2,680	2,779,187

		21,468,650
Total Municipal Bonds in Pennsylvania		271,488,844

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Pennsylvania — 40.6%
Education — 13.1%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A:
5.75%, 8/15/21 (c)	5,120	6,228,941
4.00%, 8/15/39	7,815	8,396,041
Pennsylvania Higher Educational Facilities Authority, Series AR, 4.00%, 6/15/38	11,335	12,276,712
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,442,614

		29,344,308
Health — 13.1%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	3,000	3,303,720
Series A, 5.25%, 6/01/39	3,128	3,453,993
Series A-1, 5.13%, 6/01/41	7,430	8,411,260
Pennsylvania Economic Development Financing Authority, RB, UPMC, Series B, 4.00%, 3/15/40	8,000	8,674,320

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	39

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Health (continued)
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	$4,680	$5,375,214

		29,218,507
Housing — 2.9%
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 114A, 3.70%, 10/01/42	3,022	3,165,219
Series 115A, 4.20%, 10/01/33	3,000	3,233,280

		6,398,499
State — 11.5%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 3/15/28	6,028	6,647,950
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	7,000	8,189,650
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	10,000	10,926,500

		25,764,100
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.6%		90,725,414
Total Long-Term Investments (Cost — $329,753,967) — 161.9%		362,214,258

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (g)(h)	455,980	$455,980
Total Short-Term Securities (Cost — $455,980) — 0.2%		455,980
Total Investments (Cost — $330,209,947) — 162.1%		362,670,238
Liabilities in Excess of Other Assets — (3.5)%		(7,861,651)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.8)%		(48,750,986)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (36.8)%		(82,319,616)

Net Assets Applicable to Common Shares — 100.0%		$223,737,985

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	When-issued security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	455,980	455,980	$455,980	$987
BlackRock Pennysylvania Municipal Money Fund	383,495	(383,495)	—	—	134
FFI Institutional Tax-Exempt Fund	—	—	—	—	65
Total				$455,980	$1,186

(h)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(14)	5-Year U.S. Treasury Note	September 2016	$1,708,219	$5,670
(44)	10-Year U.S. Treasury Note	September 2016	$5,854,063	(6,432)
(18)	Long U.S. Treasury Bond	September 2016	$3,139,875	(24,374)
(5)	Ultra U.S. Treasury Bond	September 2016	$952,656	(4,740)
Total				$(29,876)

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$5,670	—	$5,670

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$35,546	—	$35,546

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(741,337)	—	$(741,337)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(486)	—	$(486)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,780,746

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]		$362,214,258	—	$362,214,258
Short-Term Securities	$455,980	—	—	455,980

Total	455,980	$362,214,258		$362,670,238

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$5,670	—	—	$5,670
Liabilities:
Interest rate contracts	(35,546)	—	—	(35,546)

Total	$(29,876)	—	—	$(29,876)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	41

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$40,776	—	—	$40,776
Cash pledged for futures contracts	162,800	—	—	162,800
Liabilities:
TOB Trust Certificates	—	$(48,709,782)	—	(48,709,782)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

Total	$203,576	$(131,309,782)	—	$(131,106,206)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2016

Statements of Assets and Liabilities

July 31, 2016	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,094,538,343	$771,856,409	$209,669,819	$756,449,814	$362,214,258
Investments at value — affiliated[2]	—	15,571,111	204,010	4,096,066	455,980
Cash	—	1,766	504	1,011	40,776
Cash pledged for futures contracts	423,500	511,000	86,550	329,950	162,800
Receivables:
Interest	15,197,597	5,511,365	2,174,427	8,190,724	3,379,842
Investments sold	—	—	3,309,149	—	3,468,125
Dividends — affiliated	797	3,083	99	535	163
Prepaid expenses	38,364	34,020	28,561	33,688	29,570

Total assets	1,110,198,601	793,488,754	215,473,119	769,101,788	369,751,514

Accrued Liabilities
Bank overdraft	1,145,882	—	—	—	—
Payables:
Investments purchased	4,369,714	—	4,463,498	—	13,787,357
Income dividends	2,521,653	2,035,386	601,596	1,893,009	831,853
Investment advisory fees	486,924	334,618	88,406	318,929	146,314
Officer’s and Directors’ fees	290,526	6,228	1,999	6,011	10,173
Interest expense and fees	230,741	51,580	20,097	47,811	41,204
Variation margin on futures contracts	137,797	167,767	28,078	107,485	52,563
Other accrued expenses	188,906	156,393	76,790	76,481	114,667

Total accrued liabilities	9,372,143	2,751,972	5,280,464	2,449,726	14,984,131

Other Liabilities
TOB Trust Certificates	169,698,729	55,088,706	21,953,285	51,227,057	48,709,782
VRDP Shares at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	—	236,589,782	—	231,456,547	82,319,616
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—

Total other liabilities	423,698,729	291,678,488	78,453,285	282,683,604	131,029,398

Total liabilities	433,070,872	294,430,460	83,733,749	285,133,330	146,013,529

Net Assets Applicable to Common Shareholders	$677,127,729	$499,058,294	$131,739,370	$483,968,458	$223,737,985

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$585,933,933	$424,127,549	$117,993,390	$421,036,239	$197,272,827
Undistributed net investment income	5,007,780	4,730,530	1,684,937	1,725,450	601,817
Accumulated net realized loss	(8,374,805)	(8,547,813)	(11,790,712)	(8,932,826)	(6,567,074)
Net unrealized appreciation (depreciation)	94,560,821	78,748,028	23,851,755	70,139,595	32,430,415

Net Assets Applicable to Common Shareholders	$677,127,729	$499,058,294	$131,739,370	$483,968,458	$223,737,985

Net asset value per Common Share	$16.51	$16.55	$15.55	$16.36	$16.76

[1] Investments at cost — unaffiliated	$999,853,396	$692,687,905	$185,797,218	$686,063,429	$329,753,967
[2] Investments at cost — affiliated	—	$15,571,111	$204,010	$4,096,066	$455,980
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	2,319	—
[4] Preferred Shares authorized	18,140	9,847	1,000,0000	8,046	1,000,000
[5] Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,473,184	29,578,269	13,352,365
[6] Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	43

Statements of Operations

Year Ended July 31, 2016	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest — unaffiliated	$41,813,899	$32,676,659	$9,092,518	$29,281,224	$13,886,849
Dividends — affiliated	2,307	4,227	889	6,120	1,186

Total income	41,816,206	32,680,886	9,093,407	29,287,344	13,888,035

Expenses
Investment advisory	5,944,996	3,859,422	1,025,587	3,495,337	1,652,477
Professional	120,298	108,573	56,388	89,577	67,559
Accounting services	122,599	100,180	33,735	91,344	42,406
Reorganization costs	—	—	—	224,868	—
Officer and Directors	85,706	49,498	13,467	47,901	22,875
Custodian	41,969	32,781	11,116	32,292	16,648
Transfer agent	39,853	38,599	19,780	39,217	31,101
Rating agency	36,971	36,950	36,693	36,817	36,730
Printing	14,710	11,866	8,667	20,395	9,905
Registration	13,752	9,165	8,105	9,061	8,835
Liquidity fees	—	24,215	—	—	—
Remarketing fees on Preferred Shares	—	23,775	—	—	—
Miscellaneous	55,425	55,077	29,505	56,618	42,540

Total expenses excluding interest expense, fees and amortization of offering costs	6,476,279	4,350,101	1,243,043	4,143,427	1,931,076
Interest expense, fees and amortization of offering cost[1]	4,096,926	2,960,545	827,419	2,730,215	1,218,186

Total expenses	10,573,205	7,310,646	2,070,462	6,873,642	3,149,262
Less:
Fees waived by the Manager	(368,776)	(2,200)	(205)	(1,692)	(948)
Fees paid indirectly	(185)	(254)	(8)	(802)	(918)

Total expenses after fees waived and paid indirectly	10,204,244	7,308,192	2,070,249	6,871,148	3,147,396

Net investment income	31,611,962	25,372,694	7,023,158	22,416,196	10,740,639

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,536,180	937,001	392,093	3,301,603	802,166
Futures contracts	(1,364,663)	(1,521,864)	(430,779)	(884,212)	(741,337)

	1,171,517	(584,863)	(38,686)	2,417,391	60,829

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	30,251,306	29,918,857	5,284,595	25,908,747	13,470,900
Futures contracts	(70,234)	(263,796)	(6,180)	(176,341)	(486)

	30,181,072	29,655,061	5,278,415	25,732,406	13,470,414

Net realized and unrealized gain	31,352,589	29,070,198	5,239,729	28,149,797	13,531,243

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$62,964,551	$54,442,892	$12,262,887	$50,565,993	$24,271,882

[1] Related to TOBs Trusts, VRDP and/or VMTP Shares.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2016

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$31,611,962	$31,891,095	$25,372,694	$20,128,100
Net realized gain (loss)	1,171,517	4,449,083	(584,863)	(30,115)
Net change in unrealized appreciation (depreciation)	30,181,072	(4,739,523)	29,655,061	(5,936,701)

Net increase in net assets applicable to Common Shareholders resulting from operations	62,964,551	31,600,655	54,442,892	14,161,284

Distributions to Common Shareholders[1]
From net investment income	(32,734,127)	(33,540,031)	(26,330,988)	(19,867,803)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	—	—	—	141,228,164

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	30,230,424	(1,939,376)	28,111,904	135,521,645
Beginning of year	646,897,305	648,836,681	470,946,390	335,424,745

End of year	$677,127,729	$646,897,305	$499,058,294	$470,946,390

Undistributed net investment income, end of year	$5,007,780	$5,740,102	$4,730,530	$5,733,537

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	45

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$7,023,158	$7,103,506	$22,416,196	$15,097,053
Net realized gain (loss)	(38,686)	13,364	2,417,391	1,743,414
Net change in unrealized appreciation (depreciation)	5,278,415	1,150,981	25,732,406	3,262,712

Net increase in net assets applicable to Common Shareholders resulting from operations	12,262,887	8,267,851	50,565,993	20,103,179

Distributions to Common Shareholders[1]
From net investment income	(7,219,153)	(7,219,153)	(22,410,047)	(15,712,311)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	—	—	173,278,358	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	5,043,734	1,048,698	201,434,304	4,390,868
Beginning of year	126,695,636	125,646,938	282,534,154	278,143,286

End of year	$131,739,370	$126,695,636	$483,968,458	$282,534,154

Undistributed net investment income, end of year	$1,684,937	$1,880,453	$1,725,450	$1,782,557

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2016

Statements of Changes in Net Assets

	BlackRock MuniYield Pennsylvania Quality Fund (MPA)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$10,740,639	$9,735,486
Net realized gain	60,829	338,698
Net change in unrealized appreciation (depreciation)	13,470,414	(245,483)

Net increase in net assets applicable to Common Shareholders resulting from operations	24,271,882	9,828,701

Distributions to Common Shareholders[1]
From net investment income	(11,082,463)	(10,405,017)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	—	29,666,266

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	13,189,419	29,089,950
Beginning of year	210,548,566	181,458,616

End of year	$223,737,985	$210,548,566

Undistributed net investment income, end of year	$601,817	$1,032,075

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	47

Statements of Cash Flows

Year Ended July 31, 2016	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$62,964,551	$54,442,892	$12,262,887	$50,565,993	$24,271,882
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	225,117,447	76,461,666	39,560,247	128,196,920 [1]	54,140,077
Purchases of long-term investments	(238,175,262)	(71,386,450)	(44,350,115)	(144,148,456)[1]	(76,708,710)
Net proceeds from sales (purchases) of short-term securities	505,447	(4,384,513)	2,233,017	(2,222,607)	(72,485)
Amortization of premium and accretion of discount on investments and other fees	6,700,694	(56,329)	675,953	2,370,033	532,438
Net realized gain on investments	(2,536,180)	(937,001)	(392,093)	(3,301,603)	(802,166)
Net unrealized gain on investments	(30,251,306)	(29,918,857)	(5,284,595)	(25,908,747)	(13,470,900)
(Increase) decrease in assets:
Receivables:
Interest — unaffiliated	(712,967)	261,137	17,404	477,248 [1]	(217,989)
Dividends — affiliated	(797)	(3,083)	(99)	(535)	(163)
Prepaid expenses	(3,534)	(5,000)	(2,231)	(5,493)[1]	(1,924)
Cash pledged for futures contracts	(254,750)	(97,000)	39,000	(118,450)[1]	(87,200)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	24,952	13,330	2,666	(37,732)[1]	14,632
Interest expense and fees	201,668	35,770	14,162	4,346 [1]	36,918
Other accrued expenses	30,117	40,715	5,096	(77,840)[1]	64,271
Variation margin on futures contracts	63,578	(11,608)	(27,141)	57,172 [1]	19,313
Officer’s and Directors’ fees	33,307	1,001	507	1,184 [1]	1,137
Reorganization costs	—	(292,136)	—	(180,904)[1]	(225,654)

Net cash provided by (used for) operating activities	23,706,965	24,164,534	4,754,665	5,670,529	(12,506,523)

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	27,042,907	2,345,126	2,598,450	18,167,060	23,741,437
Repayments of TOB Trust Certificates	(18,915,612)	—	(133,458)	(5,220,000)	—
Cash dividends paid to Common Shareholders	(32,980,142)	(26,526,988)	(7,219,153)	(22,992,709)[1]	(11,205,304)
Proceeds from Loan for TOB Trust Certificates	7,659,937	—	—	5,220,000	—
Repayments of Loan for TOB Trust Certificates	(7,659,937)	—	—	(5,220,000)	—
Increase in bank overdraft	1,145,882	—	—	—	—
Amortization of deferred offering costs	—	19,094	—	12,858 [1]	11,166

Net cash (provided by) used for financing activities	(23,706,965)	(24,162,768)	(4,754,161)	(10,032,791)	12,547,299

Cash
Net increase (decrease) in cash	—	1,766	504	(4,362,262)	40,776
Cash at beginning of year	—	—	—	4,363,273 [2]	—

Cash at end of year	—	$1,766	$504	$1,011	$40,776

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$3,895,258	$2,905,681	$813,257	$2,713,011	$1,170,102

Non-Cash Financing Activities
Fair Value of investments acquired in reorganization	—	—	—	$268,842,773	—

Common Shares issued in reorganization	—	—	—	$173,278,358	—

Preferred Shares issued in reorganization	—	—	—	$87,300,000	—

[1]	Includes assets and liabilities acquired in reorganization.

[2]	Includes cash acquired in reorganization of $4,363,273.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.78	$15.82	$14.52	$16.41	$14.27

Net investment income[1]	0.77	0.78	0.82	0.86	0.95
Net realized and unrealized gain (loss)	0.76	(0.00)[2]	1.34	(1.82)	2.13
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.53	0.78	2.16	(0.96)	3.07

Distributions to Common Shareholders from net investment income[3]	(0.80)	(0.82)	(0.86)	(0.93)	(0.93)

Net asset value, end of year	$16.51	$15.78	$15.82	$14.52	$16.41

Market price, end of year	$16.28	$14.28	$14.04	$13.31	$16.36

Total Return Applicable to Common Shareholders[4]
Based on net asset value	10.20%	5.52%	15.94%	(6.16)%	22.26%

Based on market price	20.08%	7.60%	12.25%	(13.71)%	32.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	1.47%	1.57%	1.64%	1.48%	[5]

Total expenses after fees waived and/or paid indirectly	1.55%	1.45%	1.51%	1.56%	1.39%	[5]

Total expenses after fees waived and/or paid indirectly and excluding interest expense fees, and amortization of offering costs[6]	0.93%	0.93%	0.93%	0.92%	1.01%	[5,7]

Net investment income	4.79%	4.88%	5.44%	5.27%	6.14%	[5]

Distributions to AMPS Shareholders	—	—	—	—	0.06%

Net investment income to Common Shareholders	4.79%	4.88%	5.44%	5.27%	6.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$677,128	$646,897	$648,837	$595,269	$671,077

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$366,586	$354,684	$355,448	$334,358	$364,204

Borrowings outstanding, end of year (000)	$169,699	$161,571	$88,271	$172,316	$185,775

Portfolio turnover rate	21%	25%	25%	34%	46%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the year ended July 31, 2012 the total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	49

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Year Ended July 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.62	$15.74		$14.51	$16.54	$14.73

Net investment income[1]	0.84	0.84		0.86	0.86	0.83
Net realized and unrealized gain (loss)	0.96	(0.07)		1.27	(2.00)	1.87

Net increase (decrease) from investment operations	1.80	0.77		2.13	(1.14)	2.70

Distributions to Common Shareholders:[2]
From net investment income Distributions	(0.87)	(0.89)		(0.89)	(0.89)	(0.89)
From net realized gain	—	—		(0.01)	—	—

Total distributions	(0.87)	(0.89)		(0.90)	(0.89)	(0.89)

Net asset value, end of year	$16.55	$15.62		$15.74	$14.51	$16.54

Market price, end of year	$16.12	$13.55		$14.11	$13.30	$16.05

Total Return Applicable to Common Shareholders[3]
Based on net asset value	12.39%	5.59%		15.79%	(7.19)%	18.96%

Based on market price	26.20%	2.18%		13.24%	(12.33)%	23.76%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	1.62%	[4]	1.64%	1.61%	1.81%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.52%	1.57%	[4]	1.57%	1.58%	1.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.90% [6]	1.02%	[4,6]	1.25% [6]	1.33% [6]	1.43% [6]

Net investment income to Common Shareholders	5.27%	5.27%		5.78%	5.28%	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$499,058	$470,946		$335,425	$309,165	$351,837

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$237,100	$237,100		$172,700	$172,700	$172,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$310,484	$298,628		$294,224	$279,019	$303,727

Borrowings outstanding, end of year (000)	$55,089	$52,744		$34,699	$38,231	$29,719

Portfolio turnover rate	9%	10%		16%	10%	17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.

[5]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the years ended, July 31, 2016, July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.89%, 1.01%, 0.95%, 0.93% and 1.01%, respectively.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.95	$14.83	$13.61	$15.73	$13.40

Net investment income[1]	0.83	0.84	0.85	0.84	0.87
Net realized and unrealized gain (loss)	0.62	0.13	1.22	(2.11)	2.32
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.45	0.97	2.07	(1.27)	3.18

Distributions to Common Shareholders from net investment income[2]	(0.85)	(0.85)	(0.85)	(0.85)	(0.85)

Net asset value, end of year	$15.55	$14.95	$14.83	$13.61	$15.73

Market price, end of year	$16.09	$13.37	$13.26	$12.20	$15.47

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.31%	7.25%	16.40%	(8.41)%	24.51%

Based on market price	27.63%	7.27%	16.10%	(16.52)%	32.43%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	1.56%	1.67%	1.72%	1.58%	[4]

Total expenses after fees waived and/or paid indirectly	1.61%	1.56%	1.67%	1.72%	1.58%	[4]

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.96%	0.98%	1.00%	1.00%	1.08%	[4,6]

Net investment income	5.45%	5.52%	6.04%	5.36%	5.94%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.08%

Net investment income to Common Shareholders	5.45%	5.52%	6.04%	5.36%	5.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$131,739	$126,696	$125,647	$115,287	$133,160

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500	$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$333,167	$324,240	$322,384	$304,049	$335,681

Borrowings outstanding, end of year (000)	$21,953	$19,488	$20,284	$28,192	$34,106

Portfolio turnover rate	21%	13%	32%	51%	43%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended July 31, 2012 the total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	51

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Year Ended July 31,
	2016		2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.48		$15.24		$14.16	$16.18	$14.63

Net investment income[1]	0.79		0.83		0.86	0.90	0.87
Net realized and unrealized gain (loss)	0.92		0.27		1.12	(2.00)	1.61

Net increase (decrease) from investment operations	1.71		1.10		1.98	(1.10)	2.48

Distributions to Common Shareholders from net investment income[2]	(0.83)		(0.86)		(0.90)	(0.92)	(0.93)

Net asset value, end of year	$16.36		$15.48		$15.24	$14.16	$16.18

Market price, end of year	$15.38		$13.22		$13.47	$12.57	$16.05

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.99%		8.08%		15.24%	(7.09)%	17.60%

Based on market price	23.28%		4.43%		14.74%	(16.86)%	27.46%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	[4]	1.52%	[5]	1.54%	1.50%	1.72%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.54%	[4]	1.48%	[5]	1.54%	1.50%	1.72%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.93%	[4]	0.93%	[5]	0.93%	0.89%	1.38%	[7]

Net investment income to Common Shareholders	5.02%		5.30%		5.94%	5.62%	5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$483,968		$282,534		$278,143	$258,341	$294,804

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900		$144,600		$144,600	$144,600	$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,697		$295,390		$292,354	$278,659	$303,876

Borrowings outstanding, end of year (000)	$51,227		$23,487		$23,487	$34,876	$29,568

Portfolio turnover rate	19%		19%		16%	17%	19%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.

[5]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.48%, 1.48% and 0.92%, respectively.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Year Ended July 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.77	$15.77		$14.59	$16.57	$14.97

Net investment income[1]	0.80	0.81		0.87	0.90	0.85
Net realized and unrealized gain (loss)	1.02	0.07		1.20	(1.99)	1.66

Net increase (decrease) from investment operations	1.82	0.88		2.07	(1.09)	2.51

Distributions to Common Shareholders from net investment income[2]	(0.83)	(0.88)		(0.89)	(0.89)	(0.91)

Net asset value, end of year	$16.76	$15.77		$15.77	$14.59	$16.57

Market price, end of year	$16.07	$13.50		$13.89	$13.07	$15.98

Total Return Applicable to Common Shareholders[3]
Based on net asset value	12.38%	6.33%		15.39%	(6.78)%	17.34%

Based on market price	25.87%	3.34%		13.45%	(13.42)%	21.53%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	1.54%	[4]	1.48%	1.53%	1.65%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.46%	1.45%	[4]	1.48%	1.53%	1.65%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.89%	0.96%	[4]	0.95%	0.94%	1.28%	[6]

Net investment income to Common Shareholders	4.98%	5.05%		5.79%	5.46%	5.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$223,738	$210,549		$181,459	$167,857	$190,562

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600		$66,300	$66,300	$66,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$370,869	$354,901		$373,693	$353,178	$387,425

Borrowings outstanding, end of year (000)	$48,710	$28,468		$37,066	$53,010	$50,860

Portfolio turnover rate	17%	21%		16%	8%	23%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	53

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Non-diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund, Inc.	MFT	Massachusetts	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund, Inc.	MPA	Massachusetts	Non-diversified

The Boards of Directors/Trustees of the Funds are collectively referred to throughout this report as the ”Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors“. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganization: The Board and shareholders of MIY and the Board and shareholders of BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”) approved the reorganization of MYM into MIY. As a result, MIY acquired substantially all of the assets and assumed substantially all of the liabilities of MYM in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of MIY.

Each MYM Common Shareholder received Common Shares of MIY in an amount equal to the aggregate NAV of such Common Shareholder’s MYM Common Shares, as determined at the close of business on September 11, 2015, less the costs of MYM’s reorganization. Cash was distributed for any fractional Common Shares.

Each MYM VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MIY, par value $0.10 per share and with a liquidation preference of $100,000 per share, in exchange for each MYM VRDP Share held by such MYM VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of Common Shares and VRDP Shares of MIY in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of MIY
MYM Common Shares	12,098,420	0.93643508	11,329,360
MYM VRDP Shares	873	1	873

MYM’s common net assets and composition of common net assets on September 11, 2015, the valuation date of the reorganization, were as follows:

MYM
Net assets Applicable to Common Shares	$173,278,358
Paid-in-capital	$162,329,528
Undistributed net investment income	$63,895
Accumulated net realized loss	$(4,955,955)
Net unrealized appreciation (depreciation)	$15,840,890

For financial reporting purposes, assets received and shares issued by MIY were recorded at fair value. However, the cost basis of the investments received from MYM were carried forward to align ongoing reporting of MIY’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the MIY before the acquisition were $279,109,521. The aggregate net assets of MIY immediately after the acquisition amounted to $452,388,270. MYM’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MIY	$268,842,773	$253,001,883	$14,792,998	$87,300,000

The purpose of these transactions was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 14, 2015.

54	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on August 1, 2015, the beginning of the fiscal reporting period of MIY, the pro forma results of operations for the year ended July 31, 2016, are as follows:

•	Net investment income/loss: $23,313,730

•	Net realized and change in unrealized gain (loss) on investments: $27,369,663

•	Net increase in net assets resulting from operations: $50,683,393

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MYM that have been included in MIY’s Statement of Operations since September 14, 2015.

Reorganization costs incurred in connection with the MYM reorganization were expensed by MIY.

The Board and shareholders of MUJ and the Board and shareholders of BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) approved the reorganization of MJI into MUJ. As a result, MUJ acquired substantially all of the assets and assumed substantially all of the liabilities of MJI in exchange for an equal aggregate value of newly-issued Common Shares of MUJ. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 13, 2015.

Each MJI Common Shareholder received Common Shares of MUJ in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on April 10, 2015. Cash was distributed for any fractional Common Shares.

Each MJI VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MUJ, par value $0.10 per share and with a liquidation preference of $100,000 per share, in exchange for each MJI VRDP Share held by such MJI VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of Common Shares and VRDP Shares of MUJ in the following amounts and at the following conversion ratios:

	Shares Prior to Reorganization	Conversion Ratio	Shares of MUJ
MJI Common Shares	8,895,127	0.99469981	8,847,944
MJI VRDP Shares	644	1	644

MJI’s common net assets and composition of common net assets on April 10, 2015, the valuation date of the reorganization, was as follows:

MJI
Net assets Applicable to Common Shares	$141,228,164
Paid-in-capital	$125,203,503
Undistributed net investment income	$359,403
Accumulated net realized loss	$(2,924,235)
Net unrealized appreciation (depreciation)	$18,589,493

For financial reporting purposes, assets received and shares issued by MUJ were recorded at fair value. However, the cost basis of the investments received from MJI were carried forward to align ongoing reporting of MUJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of MUJ before the acquisition were $340,079,718. The aggregate net assets of MUJ immediately after the acquisition amounted to $481,307,882. The following key components of MJI prior to the reorganization were as follows:

	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MJI	$219,532,138	$200,972,102	$18,044,269	$64,400,000

Assuming the acquisition had been completed on August 1, 2014, the beginning of the fiscal reporting period of MUJ, the pro forma results of operations for the year ended July 31, 2015, are as follows:

•	Net investment income: $25,519,981

•	Net realized and change in unrealized gain (loss) on investments: $(1,461,068)

•	Net increase in net assets resulting from operations: $24,058,913

ANNUAL REPORT	JULY 31, 2016	55

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MJI that have been included in MUJ’s Statement of Operations since April 13, 2015.

Reorganization costs incurred in connection with the MJI reorganization were expensed by MUJ.

The Board and shareholders of MPA and the Board and shareholders of BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) approved the reorganization of BPS into MPA. As a result, MPA acquired substantially all of the assets and assumed substantially all of the liabilities of BPS in exchange for an equal aggregate value of newly-issued Common Shares of MPA. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 13, 2015.

Each BPS Common Shareholder received Common Shares of MPA in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on April 10, 2015. Cash was distributed for any fractional Common Shares.

Each BPS VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MPA, par value $0.05 per share and with a liquidation preference of $100,000 per share, in exchange for each BPS VRDP Share held by such BPS VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of common shares and VRDP Shares of MPA in the following amounts and at the following conversion ratios:

	Shares Prior to Reorganization	Conversion Ratio	Shares of MPA
BPS Common Shares	2,032,115	0.90936725	1,847,932
BPS VRDP Shares	163	1	163

BPS’s common net assets and composition of common net assets on April 10, 2015, the valuation date of the reorganization, was as follows:

BPS
Net assets Applicable to Common Shares	$29,666,266
Paid-in-capital	$28,259,598
Undistributed net investment income	$37,581
Accumulated net realized loss	$(2,559,411)
Net unrealized appreciation (depreciation)	$3,928,498

For financial reporting purposes, assets received and shares issued by MPA were recorded at fair value. However, the cost basis of the investments received from BPS were carried forward to align ongoing reporting of MPA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to common shareholders of MPA before the acquisition were $184,689,308. The aggregate net assets of MPA immediately after the acquisition amounted to $214,355,574. The following key components of BPS prior to the reorganization were as follows:

	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BPS	$46,378,342	$42,453,248	$1,543,441	$16,300,000

Assuming the acquisition had been completed on August 1, 2014, the beginning of the fiscal reporting period of MPA, the pro forma results of operations for the year ended July 31, 2015, are as follows:

•	Net investment income: $10,513,377

•	Net realized and change in unrealized gain (loss) on investments: $1,230,564

•	Net increase in net assets resulting from operations: $11,743,941

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BPS that have been included in MPA’s Statement of Operations since April 13, 2015.

Reorganization costs incurred in connection with the BPS reorganization were expensed by MPA.

56	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in Officer’s and Directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Funds have adopted the Financial Accounting Standards Board Accounting Standards Updates, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Funds.

The deferred offering costs that are now presented as a deduction from VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations are as follows:

	MUC	MUJ	MFT	MIY	MPA
Deferred offering costs	—	$510,218	—	$443,453	$280,384
Amortization of deferred offering costs	—	$19,094	—	$9,611	$11,166

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

ANNUAL REPORT	JULY 31, 2016	57

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

58	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB Trust transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating fund that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

ANNUAL REPORT	JULY 31, 2016	59

Notes to Financial Statements (continued)

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period-End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$387,730,806	$169,698,729	0.46% - 0.64%	$166,875,080	0.78%
MUJ	$103,908,071	$55,088,706	0.47% - 0.64%	$53,272,969	0.84%
MFT	$41,806,347	$21,953,285	0.47% - 0.64%	$19,838,202	0.82%
MIY	$106,102,731	$51,227,057	0.45% - 0.64%	$42,991,815	0.76%
MPA	$90,725,414	$48,709,782	0.47% - 0.54%	$39,212,420	0.79%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2016, in proportion to its participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2016.

For the year ended July 31, 2016, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period-End	Interest Rates on Loans at Period-End	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
MUC	—	—	$760,989	0.78%
MIY	—	—	$994,895	0.84%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as interest rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Certain Funds invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement

60	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, based on the following annual rates:

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fee	0.55%	0.50%	0.50%	0.49%	0.49%

“Net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares (other than accumulated dividends)).

Prior to September 14, 2015, the annual rate as a percentage of average daily net assets for MIY was 0.50%.

Waivers

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2016 the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$3,127	$2,200	$205	$1,692	$948

The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2016 the amount waived were as follows:

MUC
Amount waived	$365,649

Officers and Directors

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$242,544,976	$71,386,450	$48,813,613	$141,341,187	$90,496,067
Sales	$225,117,447	$76,461,666	$42,869,396	$128,196,920	$57,309,511

ANNUAL REPORT	JULY 31, 2016	61

Notes to Financial Statements (continued)

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2016, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MPA
Paid-in capital	—	$(19,092)	—	$(2,604,816)	$(609,570)
Undistributed net investment income	$389,843	$(44,713)	$479	$(127,151)	$(88,434)
Accumulated net realized loss	$(389,843)	$63,805	$(479)	$2,731,967	$698,004

The tax character of distributions paid was as follows:

		MUC	MUJ	MFT	MIY	MPA
Tax-exempt income[1]	7/31/2016	$35,447,940	$28,555,112	$7,871,314	$24,757,593	$11,948,617
	7/31/2015	36,126,153	21,646,307	7,809,305	17,143,713	11,107,843
Ordinary income[2]	7/31/2016	15,155	237,316	7	41	4,471
	7/31/2015	293	3,425	281	256	2,914

Total	7/31/2016	$35,463,095	$28,792,428	$7,871,321	$24,757,634	$11,953,088

	7/31/2015	$36,126,446	$21,649,732	$7,809,586	$17,143,969	$11,110,757

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2016, the tax components of accumulated net earnings were as follows:

	MUC	MUJ	MFT	MIY	MPA
Undistributed tax-exempt income	$4,380,750	$3,593,061	$1,516,659	$1,984,005	$227,141
Undistributed ordinary income	—	59,052	—	27,102	—
Capital loss carryforwards	(7,220,588)	(7,192,954)	(11,322,126)	(8,612,975)	(5,194,551)
Net unrealized gains[1]	94,033,634	78,471,586	23,678,388	69,534,087	31,432,568
Qualified late-year losses[2]	—	—	(126,941)	—	—

Total	$91,193,796	$74,930,745	$13,745,980	$62,932,219	$26,465,158

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MUJ	MFT	MIY	MPA
No expiration date[1]	$715,648	$7,192,954	$6,705,444	$6,581,843	$2,596,823
2017	6,504,940	—	—	2,031,132	1,653,517
2018	—	—	4,616,682	—	893,908
2019	—	—	—	—	50,303

Total	$7,220,588	$7,192,954	$11,322,126	$8,612,975	$5,194,551

[1]	Must be utilized prior to losses subject to expiration.

62	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

During the year ended July 31, 2016, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUC	$1,102,047
MFT	$81,088
MIY	$2,245,914
MPA	$260,116

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$830,517,411	$653,867,215	$164,242,156	$639,003,005	$282,337,654

Gross unrealized appreciation	$94,709,610	$79,372,304	$23,792,875	$70,540,664	$32,520,862
Gross unrealized depreciation	(387,407)	(900,705)	(114,487)	(224,846)	(898,060)

Net unrealized appreciation	$94,322,203	$78,471,599	$23,678,388	$70,315,818	$31,622,802

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

ANNUAL REPORT	JULY 31, 2016	63

Notes to Financial Statements (continued)

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MUC, MUJ, MIY and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, certain Funds invested a significant portion of their assets in securities in the county, city, special district, school district, health and transportation sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions

Common Shares

MFT and MPA are authorized to issue an unlimited number of Common shares and 1 million Preferred Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ and MIY are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

For the year ended July 31, 2016, Common Shares issued and outstanding increased by 11,329,360 due to the reorganization for MIY.

For the year ended July 31, 2015, Common Shares issued and outstanding increased by 8,847,944 and 1,847,932 due to reorganizations for MUJ and MPA, respectively.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

64	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
	4/13/15	644	$64,400,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
	9/14/15	873	$87,300,000	5/01/41
MPA	5/19/11	663	$66,300,000	6/01/41
	4/13/15	163	$16,300,000	7/01/42

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares during the period commencing on the date of issuance and ending on the initial termination date of the fee agreement, VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to such initial termination date.

Liquidity Feature: The VRDP Funds entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MUJ and the liquidity provider is for a three-year term which is scheduled to expire on April 19, 2017, unless renewed or terminated in advance. The fee agreements between MIY and MPA and the liquidity provider are for a 364 day term scheduled to expire on July 6, 2017, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

The fee agreement between MIY and MPA and the liquidity provider was scheduled to expire on July 7, 2016. MIY and MPA renewed the fee agreement, which is scheduled to expire on July 6, 2017 unless renewed or terminated in advance.

Remarketing The VRDP Funds may incur remarketing fees of 0.08% on the aggregate principal amount of all the Funds’ VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Funds may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

ANNUAL REPORT	JULY 31, 2016	65

Notes to Financial Statements (continued)

For the year ended July 31, 2016, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	1.04%	1.06%	1.05%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, MIY and MPA commenced a three year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. In June 2015, the special rate period was extended to June 22, 2016. In June 2016, the special rate period was extended to June 21, 2017. On April 17, 2014, MUJ commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MIY and MPA were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to June 21, 2017 for MIY and MPA and April 19, 2017 for MUJ, the holder of the VRDP Shares and VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MUJ pays a nominal fee at the annual rate of 0.01% and MIY and MPA do not pay any fees to the liquidity provider and remarketing agent during the special rate period. VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2016, the VRDP Shares issued and outstanding for MUJ and MPA remained constant, and the VRDP Shares issued and outstanding increased by 873 due to the reorganization of MIY.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MUC	3/22/12	2,540	$254,000,000	3/30/19
MFT	12/16/11	565	$56,500,000	1/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In September 2015, the term redemption date for MUC’s VMTP Shares was extended until March 30, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings

66	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (concluded)

agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 for MFT and Aa2 for MUC from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2016, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	1.07%	1.15%

For the year ended July 31, 2016, the VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement and VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MUC	$0.0615	$0.0615	VMTP	W-7	$301,816
MUJ	$0.0675	$0.0675	VRDP	W-7	$273,702
MFT	$0.0710	$0.0710	VMTP	W-7	$70,965
MIY	$0.0640	$0.0640	VRDP	W-7	$271,627
MPA	$0.0623	$0.0623	VRDP	W-7	$96,750

[1]	Net investment income dividend paid on September 1, 2016 to Common Shareholders of record on August 15, 2016.

[2]	Net investment income dividend declared on September 1, 2016, payable to Common Shareholders of record on September 15, 2016.

[3]	Dividends declared for period August 1, 2016 to August 31, 2016.

ANNUAL REPORT	JULY 31, 2016	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., and to the Shareholders and Board of Trustees of BlackRock MuniYield Investment Quality Fund and BlackRock MuniYield Pennsylvania Quality Fund:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (collectively, the “Funds”), including the schedules of investments, as of July 31, 2016, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund as of July 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2016

68	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock New Jersey Quality Fund (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) and together with MUC, MUJ, MFT and MIY, each a “Fund,” and, collectively, the “Funds”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Fund in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2016	69

Disclosure of Investment Advisory Agreements (continued)

under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Fund, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Board of each Fund was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Fund received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and its Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

70	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Boards of MUJ, MFT and MIY noted that for each of the one-, three- and five-year periods reported, MUJ, MFT and MIY each ranked in the second quartile, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUJ, MFT and MIY. The Composite measures a blend of total return and yield.

The Board of MUC noted that for the one-, three- and five-year periods reported, MUC ranked in the fourth, second and fourth quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUC. The Composite measures a blend of total return and yield. The Board of MUC and BlackRock reviewed and discussed the reasons for MUC’s underperformance during the one- and five-year periods. The Board of MUC was informed that, among other things, the primary detractors from performance were a below market dividend distribution rate and a lower relative duration posture.

The Board of MPA noted that for the one-, three- and five-year periods reported, MPA ranked in the third, third and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MPA. The Composite measures a blend of total return and yield. The Board of MPA and BlackRock reviewed and discussed the reasons for MPA’s underperformance during the one- and three-year periods. The Board of MPA was informed that, among other things, the downgrade of Pennsylvania’s general obligation debt in 2014 caused downward pressure on the commonwealth’s bond prices. This downward price pressure, coupled with MPA’s underweight duration posture, were the Fund’s primary detractors from performance during the one- and three-year periods.

The Boards of MUC and MPA and BlackRock discussed BlackRock’s strategy for improving MUC’s and MPA’s investment performance. Discussions covered topics such as: investment risks undertaken by MUC and MPA; performance attribution; MUC’s and MPA’s investment personnel; and the resources appropriate to support MUC’s and MPA’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Fund’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

ANNUAL REPORT	JULY 31, 2016	71

Disclosure of Investment Advisory Agreements (concluded)

The Boards of MUC, MUJ, MFT and MPA noted that each Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of MIY noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	ANNUAL REPORT	JULY 31, 2016

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MFT and MIY that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	JULY 31, 2016	73

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

74	ANNUAL REPORT	JULY 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships Held During Past Five Years
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the board in 2007, each Director first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

ANNUAL REPORT	JULY 31, 2016	75

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Director of the Funds

As of the date of this report:

•	The portfolio managers of MUC are Walter O’Connor and Phillip Soccio.

•	The portfolio managers of MUJ are Walter O’Connor and Timothy Browse.

•	The portfolio managers of MFT are Ted Jaeckel and Michael Perilli.

•	The portfolio managers of MIY are Michael Kalinoski and Walter O’Connor.

•	The portfolio managers of MPA are Phillip Soccio and Ted Jaeckel.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Citibank, N.A.[1] New York, NY 10179 Bank of America, N.A.[2] New York, NY 10036	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

VRDP Remarketing Agents Citigroup Global Markets Inc.[1] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[2] New York, NY 10036

[1]	For MIY and MPA.

[2]	For MUJ.

76	ANNUAL REPORT	JULY 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	38,776,566	726,687	0	38,834,453	668,800	0	38,843,131	660,122	0
MUJ	27,512,755	968,248	0	27,596,111	884,892	0	27,615,298	865,705	0
MFT	7,753,383	78,835	48,120	7,754,181	78,036	48,121	7,759,898	72,322	48,118
MPA	11,003,484	931,312	53,267	10,998,797	935,999	53,267	11,104,197	828,588	55,278
MIY	25,820,962	1,204,433	0	25,782,629	1,242,766	0	25,695,418	1,329,977	0
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	38,864,819	638,434	0	38,856,322	646,931	0
MUJ	2,371	0	0	27,388,980	1,092,023	0	27,449,072	1,031,931	0
MFT	565	0	0	7,769,728	62,491	48,119	7,725,046	93,652	61,640
MPA	826	0	0	10,984,670	950,126	53,267	11,079,885	856,257	51,921
MIY	2,319	0	0	25,746,596	1,278,799	0	25,770,630	1,254,765	0
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	38,763,895	739,358	0	38,778,929	724,324	0
MUJ	2,371	0	0	27,666,677	814,326	0	27,754,021	726,982	0
MFT	565	0	0	7,743,439	88,782	48,117	7,719,197	101,858	59,283
MPA	826	0	0	11,135,264	800,877	51,922	11,161,872	773,471	52,720
MIY	2,319	0	0	25,737,398	1,287,997	0	25,753,412	1,271,983	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	38,760,263	742,990	0	38,782,735	720,518	0
MUJ	27,741,525	739,478	0	27,678,138	802,865	0
MFT	7,760,315	71,905	48,118	7,722,194	96,505	61,639
MPA	11,098,493	834,596	54,974	11,021,341	914,800	51,922
MIY	25,820,165	1,205,230	0	25,712,908	1,312,487	0

¹	Voted on by holders of Preferred Shares only.

At a joint special meeting of shareholders of BlackRock MuniYield Michigan Quality Fund, Inc. (the “Fund”) held on Thursday, August 6, 2015, Fund shareholders were asked to vote on the following proposals:

Preferred Shareholders

Proposal 1(C). The Preferred Shareholders of the Fund were asked to vote as a separate class, to approve an Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund and the transactions contemplated therein, including the issuance of additional VRDP shares.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
1,446	0	0

Common and Preferred Shareholders

Proposal 2. The Common and Preferred Shareholders of the Fund were asked to vote as a single class, to approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
8,608,146	1,121,854	365,599

ANNUAL REPORT	JULY 31, 2016	77

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as noted on page 76 there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016 onwards, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to the Funds’ duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

78	ANNUAL REPORT	JULY 31, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2016	79

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Investment Quality Fund	$31,363	$31,363	$0	$0	$10,812	$10,812	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Investment Quality Fund	$10,812	$10,812

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)   The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2016.

(a)(1) The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Michael Perilli at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2006 and 2016, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Perilli	Associate of BlackRock since 2008.

(a)(2) As of July 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	33	0	0	0	0	0
	$25.96 Billion	$0	$0	$0	$0	$0
Michael Perilli	7	0	0	0	0	0
	$1.40 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Perilli, the portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Investment Quality Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Investment Quality Fund

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Investment Quality Fund

Date: October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Investment Quality Fund

Date: October 3, 2016